SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary proxy statement
[_] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive proxy statement 9Definitive additional materials
[_] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       ACE MARKETING AND PROMOTIONS, INC.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[_] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:
(4) Date Filed:

ACE MARKETING & PROMOTIONS

                                            We put a premium on higher standards
                                               Promotional Marketing Solutions
                                                      www.acemarketing.net
                                                 www.proximitymarketingus.com




Dear Valued Shareholder:

         Let me first start by thanking you for your continued support of Ace Marketing & Promotions. As many of you may have been personally affected by the economic downturns of the last year, so too has Ace Marketing. We have seen a sharp decline in Revenue over the last one year that seems to be in line with what most other companies in the Promotional Product industry have experienced. In the last month, we have seen the beginning of a turn-around in order volume, as well as an increase in the number of clients requesting product information and quotes for upcoming events. History has shown that during steep declines in the economy, it is difficult for weaker players to survive. We have worked hard to maintain a position of strength through sound financial management practices such as increasing cash reserves and maintaining zero debt. Additionally, we have used this time to aggressively develop our business product and service offerings. As the economy recovers, Ace should be well positioned to capitalize on the new growth, and should emerge as a true industry leader.

         Over the last two years the management team at Ace initiated a paradigm shift in the strategic development of the Ace business units. We realized that the progression of technology and the overlap of several industries are driving a shift in what clients demanded of their vendors. The buyers within the organizations we service generally direct most of their company's sales and marketing initiatives. In years past, they have had the need to deal with many vendors to pull together their full marketing initiatives. Their range of vendors often included promotional products distributors, print salespeople, website development companies, marketing agencies, hosting companies, email service providers, mobile marketing solutions companies and fulfillment houses. They faced the challenge of evaluating the best companies to work with, as well as the more daunting issue of integrating all of these vendors into a cohesive system that would work well together.

         To help our clients meet these challenges, we have developed an integrated suite of solutions that has positioned Ace to lead the new generation of business marketing consultants. Through our products, services and technology platforms, we should become an invaluable asset to our clients. There has been a shift in strategies within organizations to run leaner and more efficiently, which is driving a re- evaluation of business relationships. The services we now provide span those that have traditionally required many companies. In the new business paradigm, this business will fall to one trusted consultant who gets paid not for his or her advice, but for goods and services provided.

         As a Promotional Marketing Agency, we concentrate on 3 main business verticals; Branding, Interactive (anything online), and Mobile (anything related to cell phones). Each vertical contains several solutions.

         Within the Branding vertical we have the ability to not only create the actual brands, but also provide all the branded merchandise or promotional products. This has been the core of the Ace business model since its inception. Our current focus within this vertical is to find new and innovative ways to leverage new technology platforms and our growing list of clients in the Sports & Entertainment industry to drive growth beyond traditional channels.

          The Interactive vertical deals with any online marketing & branding initiatives. Utilizing the Ace CMS Platform (CMS stands for "Content Management System"), we create custom websites that allow us to give total control of the site content back to our clients after they are created. Through the Ace CMS platform, the client has the ability to change all the content on the site without the need for a programmer and the high hourly fees that go along with them. If they have the ability to attach a file to an email, they have the ability to control content (text, audio, video pictures and backgrounds) on our sites. With this power, their websites become dynamic and powerful marketing vehicles instead of just an online static ad. For relevant clients, we also add an E-Commerce component to their websites. As an internal purchasing tool, this allows the client to control the products that are purchased internally by requiring all buyers to use the online company store. As an online sales tool, it provides a professional and economical way to sell products online to their customers or fans. As additional service offerings, we house these sites on Ace Marketing servers, and offer clients email marketing services and solutions. We either pass along the ability to generate email marketing campaigns to our client by providing them with a certain amount of emails per month and a Newsletter template, or we can create and manage the email marketing programs for them.

         Under the last vertical, Mobile, we provide Proximity Marketing and SMS Text platforms & services. Several years ago the term "Mobile Marketing" was really just a buzz word, last year mobile marketing became more of a reality, and now most companies are eagerly adding "mobile" to their advertising and marketing mix. Our clients and potential clients are coming to the conclusion that if they are not marketing to their customers or fans on their cell phones, then they are behind the times. To address this exciting market opportunity, Ace has quickly become one of the US leaders in Proximity Marketing. Utilizing the technology that we believe is the best in the world, we are setting up Bluetooth and Wi-Fi Proximity Marketing networks that allow us to deliver content directly to consumers' cell phones for free. There is no network charge by a cell phone carrier as we set up our own devices throughout sports and entertainment venues, retail locations, and any other relevant locations, effectively creating our own local network. Over the last year we have delivered successful campaigns for the New York Knicks, Macy's, NASCAR, NHL, Def Leppard, and IMAX to name a few. The technology seems set to become the next component of advertising and marketing spends as mobile marketing gains more and more momentum. This allows us to target and deliver rich media content at targeted locations at targeted times where it is most relevant. The technology allows us to control all locations and campaigns remotely whether they are down the block or across the country. With precise statistical reporting as to how many consumers downloaded the campaign, advertisers now have an exciting new and measurable medium to communicate with fans and consumers. Ace has begun discussions with various retailers, chain stores, mall developers and venue owners to build this next generation network. At the same time we are in discussions with many of the leagues, teams, bands, consumer products companies and sponsors who will run campaigns on this network. It is our vision to build this network across the United States and have plans for our first permanent installs this calendar year. Our SMS Text platforms provide another effective tool for our clients to interact with their customers through their mobile devices. This technology can be used to complement Proximity Marketing or as a stand-alone marketing channel.

         The services, products and technology platforms that we have assembled provide our clients with an exceptional mix of solutions for reaching their customers in ways that were previously impossible. We give clients the ability to choose a solution "A La Carte", where we will simply create their branded merchandise, or just create their website, and there are other times where a client will have us provide the entire suite of solutions. We now have the ability to create the brand identity as well as the merchandise to go along with it. Our platforms allow us to create the website and the ecommerce platform to sell it on, communicate with the customer or fan base via email marketing, and also create and manage a client's mobile marketing initiatives using text messaging and proximity marketing. Additionally, we provide warehousing, fulfillment, and shipping directly from Ace for online programs. Providing the entire suite of solutions for a single client allows that client to exclusively use Ace where in the past they may have had to look to several different companies. Through the suite of solutions Ace can now deliver, we have transformed from a supplier into a partner, and our sales representatives are now seen as business solution consultants.

         We look forward to reporting to you on future developments. We want to thank our employees for their dedication and hard work in these challenging times. We hope to be sharing our success with them and our shareholders for many years to come.

         Following this letter is our Notice of Meeting, Proxy Statement, 2008 Annual Report and proposed Amendment to our Certificate of Incorporation and new Stock Option Plan.

                                            Sincerely,

                                            /s/ Michael D. Trepeta, President

         [Left blank intentionally.]

                           ACE MARKETING & PROMOTIONS


            NOTICE OF A SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
                                 OF SHAREHOLDERS
                   TO BE HELD ON OCTOBER 7, 2009 AT 10:00 A.M.

To our Shareholders:

         Notice is hereby given that a Special Meeting in Lieu of an Annual Meeting of Shareholders (the "Special Meeting") of Ace Marketing & Promotions, Inc. ("Ace"), a New York corporation, will be held at 1400 Old Country Road, Suite 302, Westbury, New York 11590, on October 7, 2009 at the hour of 10:00 A.M. local time for the following purposes:

         (1) To elect four directors of Ace for the coming year;

         (2) To ratify, adopt and approve the Board's selection of Holtz Rubenstein Reminick LLP to serve as the independent auditors of Ace for its fiscal year ended
December 31, 2009;

         (3) To ratify, adopt and approve the filing of an amendment to Ace's Certificate of Incorporation to increase the number of authorized shares of Common stock from 25,000,000 shares, $.0001 par value to 100,000,000 shares, $.0001 par value;

         (4) To ratify, adopt and approve Ace's 2009 Employee Benefit and Consulting Services Compensation Plan; and

         (5) To transact such other business as may properly come before the Special Meeting.

         Only Ace's shareholders of record at the close of business on August 18, 2009 are entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof.

                                   By Order of the Board of Directors

                                   /s/ Dean L. Julia, Chairman
September 10, 2009

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

         [Left blank intentionally.]

                        ACE MARKETING & PROMOTIONS, INC.
                               457 ROCKAWAY AVENUE
                             VALLEY STREAM, NY 11581
                              PHONE: (516) 256-7766


                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Ace Marketing & Promotions, Inc. ("Ace" or the "Company") in connection with the solicitation of proxies for use at the Special Meeting in Lieu of an Annual Meeting of Shareholders (the "Special Meeting") referred to in the foregoing Notice. It is contemplated that this Proxy Statement (which includes the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2008, exclusive of exhibits), together with the accompanying form of proxy will first be mailed on or about September 10, 2009 to shareholders of record on the close of business on August 18, 2009 (the "Record Date"). Stockholders may also view our Shareholder Letter, Notice of Meeting, Proxy Statement, Annual Report and Proxy at www.acemarketing.net.

         This Proxy Statement contains information relating to a Special Meeting in Lieu of an Annual Meeting of Shareholders of Ace to be held on October 7, 2009, and at any postponements or adjournments thereof.

             ABOUT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

         At the Special Meeting, shareholders will act upon the matters listed in the Notice of a Special Meeting in Lieu of an Annual Meeting and any other matters that properly come before the meeting.

WHO CAN VOTE AT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING?

         All shareholders of record at the close of business on the Record Date of August 18, 2009 are entitled to vote at the Special Meeting in Lieu of an Annual Meeting and any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF THE COMMON STOCK?

         Holders of our Common Stock will vote on all matters to be acted upon at the Special Meeting. Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the Special Meeting.

WHO CAN ATTEND THE SPECIAL MEETING?

         All shareholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Everyone must check in at the registration desk at the meeting.

HOW DO I VOTE?

         You may attend the Special Meeting in Lieu of an Annual Meeting and vote in person. Alternatively, you may vote your shares by proxy through the mail. To vote by mail, simply mark, sign and date your proxy card and return it in the postage-paid envelope provided for receipt by us through our transfer agent, Continental Stock Transfer & Trust Company, prior to October 7, 2009 (proxy cards received on or after October 7, 2009 will not be counted).

         If you want to vote in person at the Special Meeting in Lieu of an Annual Meeting and you hold Ace Common Stock in street name, you must obtain a proxy card from your broker and bring that proxy card to the Special Meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

         Please also note that by casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

IS MY VOTE CONFIDENTIAL?

         Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except in certain circumstances where it is important to protect the interests of Ace and its shareholders.

WHAT IF I DO NOT INDICATE MY PREFERENCE ON THE PROXY CARD?

         If you do not indicate how you would like your shares to be voted for a particular proposal, your shares will be voted FOR the election of the nominated slate of directors and in favor of Proposal Nos. 2, 3 and 4. As to other matters as may properly come before the meeting (or any adjournments or postponements thereof), the proxy holders will vote as recommended by the Board of Directors. If no such recommendation is made, the proxy holders will be authorized to vote upon such matters in their own discretion.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004 either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and request to recast your vote. Attendance at the Special Meeting in Lieu of an Annual Meeting will not, by itself, revoke a previously granted proxy.

WHAT CONSTITUTES A QUORUM?

         As of August 18, 2009, Ace had 9,717,615 shares of its Common Stock outstanding. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the Record Date. The presence at the Special Meeting in Lieu of an Annual Meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all shareholders are entitled to cast as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Special Meeting in Lieu of an Annual Meeting for purposes of a quorum.

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

         Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth below. In summary, the Board recommends a vote FOR the election of the nominated slate of directors and in favor of proposals numbers 2, 3 and 4.

         The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the Special Meeting. If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         ELECTION OF DIRECTORS. (PROPOSAL NO. 1) The affirmative vote of a plurality of the votes cast at the Special Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Thus, the four candidates with the most affirmative votes will be elected at the Special Meeting in Lieu of an Annual Meeting.

         BROKER NON-VOTES. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors. Non-routine matters include all other proposals. Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. Accordingly, broker non-votes will not be counted toward a nominee's total of affirmative votes in the election of directors and will have no effect on the approval of any other proposals that may come before the meeting.

         PROPOSAL NOS. 2, 3 AND 4. As of the date of this Proxy Statement, the Board of Directors knows of no other matters other than Proposal Nos. 1, 2, 3 and 4 as outlined in the Notice of Special Meeting that will be presented at the meeting. Voting for Proposal No. 1 is described above under Election of Directors . Proposal No. 3 will be decided by a vote of the majority of outstanding shares of capital stock entitled to vote at the Special Meeting in Lieu of an Annual Meeting. Proposal Nos. 2 and 4 and any other proposals (if any) that come before our meeting will be decided by a majority of the votes cast at the meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH WILL IT COST?

         Ace is soliciting the proxies and will bear the cost of the solicitation. Ace has not retained any outside firm to aid in the solicitation and it does not intend to use specially engaged employees or paid solicitors for such solicitation. Ace may ask its officers and other employees, without compensation other than their regular compensation, to solicit proxies by further mailing or personal conversations, or by telephone, facsimile, Internet or other means of electronic transmission. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

                         FINANCIAL AND OTHER INFORMATION

         Accompanying this Proxy Statement as Exhibit A is the Company's 2008 Annual Report on Form 10-K for its fiscal year ended December 31, 2008 (excluding exhibits). The Company hereby incorporates by reference into this Proxy Statement the information contained in the Company's 2008 Annual Report.

                             EXECUTIVE COMPENSATION

         Incorporated by reference is the contents of Item 10 of Ace's Form 10-K for its fiscal year ended December 31, 2008, a copy of which is annexed to this Proxy Statement as Exhibit A.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

        Incorporated by reference is the contents of Item 12 of Ace's Form 10-K for its fiscal year ended December 31, 2008, a copy of which is annexed to this Proxy Statement as Exhibit A.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Incorporated by reference is the contents of Item 13 of Ace's Form 10-K for its fiscal year ended December 31, 2008, a copy of which is annexed to this Proxy Statement as Exhibit A.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOUR NOMINEES NAMED TO THE BOARD OF DIRECTORS. DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE MEETING.

         Four directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the four persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. Three of the four nominees named in the table below are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed nominee of the Company.

   NAME (1)                   AGE       FIRST BECAME DIRECTOR         PRINCIPAL OCCUPATION
   --------                   ---       ----------------------   ------------------------------

   Dean L. Julia              41                 1998             Chief Executive Officer/ Secretary/
                                                                    Treasurer/Director/Co-Founder
   Michael D. Trepeta         37                 1998             President/Director/Co-Founder
   Scott J. Novack            41                 1998             Director/Co-Founder
   Domenico Iannucci          53                  N/A             Owner of Commercial and
                                                                    Residential Construction Company
--------
N/A   Not applicable.
(1)   Directors are elected at the annual meeting of stockholders and hold office until the following annual meeting.

                                       4

Identification of Executive Officers
------------------------------------

         Dean L. Julia serves as our Chief Executive Officer, Michael D. Trepeta serves as our President and Sean McDonnell serves as our Chief Financial Officer. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Biographies of Nominees
-----------------------

DEAN L. JULIA

         Mr. Julia holds a Bachelor of Business Administration from Hofstra University received in 1990. Since that time, Mr. Julia has been associated with various broker/dealers as a stockbroker where he was involved in the funding of numerous development stage and growth companies. From 1991 to 1996, Mr. Julia served as a Vice President for Reich & Co. From 1993 to 1994, he was Vice President for D. Blech & Co. From 1994 to 1995, he served as a Vice President for GKN Securities; and from 1995 to 1996 he served as Vice President for Rickel & Associates. From September 1996 through February 1998, Mr. Julia served as President and Chief Executive Officer of DLJ Consulting, a financial intermediary consultant for public and private companies. In 1998, Mr. Julia co-founded us and became an officer, director and principal stockholder of our company and a full time employee.

MICHAEL D. TREPETA

         Mr. Trepeta received a Bachelor of Science Degree in Applied Economics and Business Management with a minor in Communications from Cornell University in 1993. Since that time, Mr. Trepeta has been associated with various broker/dealers as a stockbroker where he was involved in the funding of numerous development stage and growth companies. Mr. Trepeta was a Vice President of Investments at Joseph Roberts & Co. in 1994 and a Vice President of Investments at Rickel & Associates from 1995-1996. From September of 1996 through February 1998, he has served as President of MDT Consulting Group, Inc., a corporation contracted by publicly traded companies to serve as a financial intermediary to investment bankers and to assist in developing products, services, and business strategies. In 1998, Mr. Trepeta co-founded us and he became an officer, director and principal owner of our company and a full time employee.
SCOTT J. NOVACK

         Mr. Novack holds a Bachelor of Business Administration from Hofstra University received in 1990. From 1993-1994, Mr. Novack was a Vice President at
D. Blech & Co., a New York investment bank specializing in raising venture capital money for early stage companies. From 1994-1995, Mr. Novack was a Vice President at GKN Securities, a New York based investment bank. From 1995-1996, Mr. Novack was a Vice President at Rickel Associates, a New York based investment bank. Mr. Novack was the President of SJN Consulting Group, Inc., a privately held company, from 1996 to 2003. SJN was a corporation contracted by publicly traded companies to serve as a financial intermediary to investment bankers and to assist in developing products, services, and business strategies. Since 2003, Mr. Novack is a private investor who invests for his own account. In 1998, Mr. Novack co-founded us and became a director of our company.

DOMENICO IANNUCCI

         Mr. Iannucci has owned and managed a residential and commercial construction company for over 20 years.

Director Meetings
-----------------

         During fiscal 2008, Ace's Board of Directors held seven meetings of its Board of Directors via unanimous written consent. During 2008, no other Board meetings were held. Each Board member is welcome to attend our Special Meeting in Lieu of an Annual Meeting. However, Ace has no policy in place requiring Board members attendance at such meeting. Ace did not hold an Annual Meeting of Stockholders in 2008.

LACK OF COMMITTEES/BOARD INDEPENDENCE

          Our Company has no audit, compensation or nominating committees of our board of directors or committees performing similar functions. Our Company currently has no independent directors. We are currently seeking to nominate and appoint to the board one independent director, namely, Domenico Iannucci. After the conclusion of the Special Meeting in lieu of an Annual Meeting, we will seek to further expand the Board to include a second independent director, who may be deemed a financial expert (as defined below). At such time as we have two independent directors, it is Ace's intention to form an audit committee consisting solely of independent directors in compliance with Sarbanes Oxley Act of 2002, as amended.

          Under the National Association of Securities Dealers Automated Quotations definition, an "independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board's discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;
(3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of Ace has served on that company's compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of Ace's outside auditor.

         The term "Financial Expert" is defined under the Sarbanes-Oxley Act of 2002, as amended, as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

In the event an audit committee is established, its first responsibility would be to adopt a written charter. Such charter would be expected to include, among other things:

         o being directly responsible for the appointment, compensation and oversight of our independent auditor, which shall report directly to the audit committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;
         o annually reviewing and reassessing the adequacy of the committee's formal charter;
         o reviewing the annual audited financial statements with our management and the independent auditors and the adequacy of our internal accounting controls;
         o reviewing analyses prepared by our management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
         o        reviewing the independence of the independent auditors;
         o reviewing our auditing and accounting principles and practices with the independent auditors and reviewing major changes to our auditing and accounting principles and practices as suggested by the independent auditor or its management;
         o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and
         o all responsibilities given to the audit committee by virtue of the Sarbanes-Oxley Act of 2002, which was signed into law by President George W. Bush on July 30, 2002.

REPORT OF BOARD OF DIRECTORS

         In March 2009, members of the Board of Directors functioning in lieu of an Audit Committee discussed the 2008 audited financial statements of the Company with Management and Holtz Rubenstein & Reminick LLP. Management has the primary responsibility for the financial statements and the reporting process. The Board has discussed with Holtz Rubenstein & Reminick LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Board has received the written disclosures from Holtz Rubenstein & Reminick LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Holtz Rubenstein & Reminick LLP, the independent accountant's independence. The Board has determined that Holtz Rubenstein & Reminick LLP is independent from Ace and its management.

         During the past fiscal year and through the mailing date of this Proxy Statement, Holtz Rubenstin & Reminick LLP has not provided any financial information systems design and implementation services or any other non-audit services to the Company except for the review of the Company's quarterly reports, preparation of corporate tax returns, tax research and other related professional consulting services. The Company does not anticipate Holtz Rubenstein & Reminick LLP providing any financial information systems design and implementation services and any other non-audit services to the Company which would be incompatible with maintaining the independence of Holtz Rubenstein & Reminick LLP. The fees paid by the Company to Holtz Rubenstein & Reminick LLP for the fiscal year ended December 31, 2008 are described in Item 14 of the Company's Form 10-K for its fiscal year ended December 31, 2008, which is annexed to this Proxy Statement as Exhibit A and is incorporated herein by reference.

         In March 2009, the Board members reviewed the audited consolidated financial statements of the Company which were to be included in the 2008 Form 10-K for filing with the Securities and Exchange Commission and considered the aforementioned matters and it then recommended the approval of said financial statements and their inclusion in the Form 10-K filing.


                                        THE BOARD OF DIRECTORS


                                        Dean L. Julia, Chairman and CEO
                                        Michael D. Trepeta, President
                                        Scott J. Novack


Compensation Committee Interlocks and Insider Participants - None.
------------------------------------------------------------------

LACK OF NOMINATING COMMITTEE

         The Board of Directors has acted as the nominating committee for the Company and no separate nominating committee has been formed to date. This type of committee, if one existed, would be responsible for identifying and recommending the director nominees to be selected by the Board of Directors for each annual meeting of shareholders and reviewing any shareholder nominees; implementing the Board's criteria for selecting new directors; developing, reviewing and recommending to the Board a set of corporate governance policies applicable to Ace; providing oversight for the evaluation of the performance of the Board of Directors; and adopting a written charter. Management believes that the cost of having a nominating committee for Ace as a Smaller Reporting Company outweighs the benefits that may be derived from implementing such a committee.

            The Board of Directors, acting as the nominating committee, did not meet during the 2008 fiscal year. However, the Board of Directors, acting as the nominating committee, met by unanimous written consent to select and approve the four Director nominees to be up for election at the 2009 Special Meeting in Lieu of an Annual Meeting. Based upon the size of the Company and the Board's familiarity with the Company since its inception, the Board also has determined that each of the Directors is qualified to suggest nominees for consideration to the nominating committee. The Board of Directors, when acting as the nominating committee, is generally responsible for:

         o Developing a nomination process for candidates to the Board of Directors;
         o Establishing criteria and qualifications for membership to the Board of Directors;
         o        Identifying and evaluating potential Director nominees;
         o        Filling vacancies on the Board of Directors; and
         o        Recommending nominees for election or re-election.

            The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter and it does not have a policy with regard to the consideration of any Director candidates recommended by members.

      DIRECTOR QUALIFICATIONS. While the members of our Board have not established specific minimum qualifications for director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. While the members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the members, the members of the Board believe that candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) include some independent directors, (iii) are of high integrity, (iv) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to potential Audit Committee members. These factors, and others as considered useful by our Board acting as its own nomination and governance committee, will be reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular point in time. As a result, the priorities and emphasis of our Board of Directors may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. Consideration of new director candidates is expected to involve a series of Board discussions, review of information concerning candidates and interviews with selected candidates. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Candidates for nomination to our Board of Directors may be suggested by other members of our Board of Directors. From time to time, our Board acting as its own nomination committee may in the future (although it has not done so in the past) engage the services of a third party search firm to identify director candidates.

DIRECTOR CANDIDATES

         Although our Board acting as its own nomination committee does not have a formal policy on stockholder nominations, it will consider candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements (i.e. ownership of at least 2% of the outstanding common shares) for submitting stockholder nominations for inclusion in our next Proxy Statement and is accompanied by certain required information about the candidate. If an eligible stockholder wishes to recommend a nominee, he or she should submit such recommendation in writing to our Corporate Secretary, Dean L. Julia, 457 Rockaway Avenue, Valley Stream, NY 11581, by the deadline set forth herein under "Deadline for Receipt of Stockholder Proposals." Information provided with the stockholder recommendation should specify the following information: (a) the name and address of the nominee; (b) the name and address of the stockholder making the nomination; (c) the number of shares of our Common Stock entitled to vote at such meeting held by the stockholder; (d) a representation that the nominating stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (e) the nominee's qualifications for membership on our Board of Directors; (f) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director; (g) a description of all arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (h) all other companies to which the nominee is being recommended as a nominee for director; and (i) a signed consent of the nominee to cooperate with reasonable background checks and personal interview, and to serve as a director, if elected. Candidates proposed by stockholders will be evaluated by our Board acting as its own nomination committee using the same criteria as for all other candidates. Our Board acting as its own nomination committee has not received any nominations from any of our stockholders in connection with this Special Meeting in Lieu of an Annual Meeting. The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during 2008.

          If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in Ace's proxy card for the shareholder meeting at which his or her election is recommended.

         Shareholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Board, by the procedures set forth herein under "Deadline for Receipt of Stockholder Proposals."

SHAREHOLDER COMMUNICATIONS

         The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances and subject to any required assistance or advice from legal counsel, our Corporate Secretary, Dean L. Julia, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.

         Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the Board for its consideration should address such communications to c/o of Dean L. Julia, Corporate Secretary, Ace Marketing & Promotions, Inc., 457 Rockaway Avenue, Valley Stream, NY 11581.


                                 PROPOSAL NO. 2
                    PROPOSAL TO RATIFY THE BOARD'S SELECTION
       OF HOLTZ RUBENSTEIN & REMINICK LLP AS INDEPENDENT AUDITORS FOR 2009

MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION, ADOPTION AND APPROVAL OF THE BOARD'S SELECTION OF HOLTZ RUBENSTEIN & REMINICK LLP AS INDEPENDENT AUDITORS FOR 2009.

 THIS PROPOSITION WILL BE DECIDED BY A MAJORITY OF THE VOTES CAST AT THE MEETING
       OF STOCKHOLDERS BY THE HOLDERS OF SHARES ENTITLED TO VOTE THEREON.

         The Board of Directors has approved the selection of Holtz Rubenstein & Reminick LLP, subject to the ratification of its shareholders, as the Company's independent auditors for 2009. Holtz Rubenstein & Reminick LLP, Certified Public Accountants, audited the Company's financial statements for its last year ended December 31, 2008. Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders. It is expected that a representative of Holtz Rubenstein & Reminick LLP will be present at the Special Meeting in lieu of an annual meeting via telephonic connection, will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

         For a discussion of the Audit Fees, Financial Information Systems Design and Implementation Fees and other fees billed by the Company's independent auditors for 2008, see Item 14 of our 2008 Form 10-K appended hereto as Exhibit A which is incorporated herein by reference.

                                 PROPOSAL NO. 3
             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL. A MAJORITY OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES ENTITLED TO BE CAST AT THE MEETING IS REQUIRED TO ADOPT THE AMENDMENT.

         The Company's Board of Directors believes it advisable to amend the Company's Certificate of Incorporation to increase the authorized Common Stock from 25,000,000 shares of Common Stock, $.0001 par value, to 100,000,000 shares of Common Stock, $.0001 par value. The Company also has 5,000,000 shares of Preferred Stock, $.0001 par value, authorized, none of which are outstanding as of the date hereof. The number of shares of Preferred Stock will not change as a result of this amendment. Accordingly, the Board adopted a resolution proposing that an amendment (the "Amendment") to Article Fourth of the Certificate of Incorporation be presented to the shareholders at the annual meeting for approval to effect this change in capital. See "Exhibit B."

         As of August 18, 2009, the Company had 9,717,615 common shares outstanding and had outstanding options and warrants exercisable into approximately 6,039,000 shares of Common Stock. The outstanding shares does not include 300,000 unissued shares (the "Advisory Shares") that Ace was obligated to issue to a financial advisor in connection with a July, 2009 Advisory Agreement entered into with the Placement Agreement of Ace's plan of financing described below.

         The Company has a Plan of Financing to raise up to $2,100,000 from the sale of its Common Stock and Warrants, which commenced on July 14, 2009 and it is in the process of attempting to complete same. On August 21, 2009, the Company had an initial closing and it received gross proceeds of $345,000 and it is obligated to issue to the investors and the Placement Agent an aggregate of approximately 550,000 shares of Common Stock (in addition to the Advisiory Shares) and three year Warrants to purchase approximately 275,000 shares of Common Stock, exercisable at a $1.00 per share. The proposed increase in the number of authorized shares of Common Stock would give the Company the necessary shares of Common Stock to use in connection with future capital raise transactions, use in employee benefit plans, acquisitions, mergers and other corporate purposes. The Company has no particular acquisition, merger or transaction in mind, nor is it presently negotiating with anyone with respect thereto, which would result in the issuance of Common Stock. No further action nor authorization by the Company's shareholders would be necessary prior to issuance of the Common Stock, except as may be required for a particular transaction by the Company's Certificate of Incorporation, by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's Common Stock may then be listed. Adoption of the Amendment will eliminate the delay and expense involved in calling a special meeting of shareholders to authorize the Common Stock.

         Shareholders of the Company do not have any preemptive rights with respect to any of the presently authorized but unissued shares of Common Stock of the Company.

         The authority of the Board to issue Common Stock might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the Company, since the issuance of Common Stock would dilute the voting power of the Common Stock then outstanding. Such shares could also be sold in public or private transactions to purchasers who might assist the Board of Directors in opposing a takeover bid which the Board determines not to be in the best interests of the Company and its shareholders. Accordingly, the authority of the Board to issue Common Stock could be used in a manner calculated to prevent the removal of management, and make more difficult or discourage a change in control of the Company.

         The Company is not aware of any efforts to accumulate the Company's securities or to obtain control of the Company and has no present intention, agreement or negotiation requiring the issuance of any additional shares of Common Stock other than as described herein. The Company has no present intention of soliciting a shareholder vote on any proposal, or series of proposals, to deter takeovers.

         The affirmative vote of the owners of a majority of the issued and outstanding shares entitled to be cast at the meeting is required to adopt the Amendment. No dissenting shareholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

                                 PROPOSAL NO. 4
            PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY'S 2009
                EMPLOYEE BENEFIT AND CONSULTING COMPENSATION PLAN

MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION, ADOPTION AND APPROVAL OF THE 2009 EMPLOYEE BENEFIT AND CONSULTING COMPENSATION PLAN.

 THIS PROPOSITION WILL BE DECIDED BY A MAJORITY OF THE VOTES CAST AT THE MEETING
       OF STOCKHOLDERS BY THE HOLDERS OF SHARES ENTITLED TO VOTE THEREON.

        On August 28, 2009, the Board established an Employee Benefit and Consulting Compensation Plan (the "2009 Plan") covering 4,000,000 shares with an effective date of October 7, 2009, subject to ratification and approval by stockholders. The material features of the Plan are described below. (Note: A copy of the plan is appended hereto as Exhibit C.)

Administration
--------------

         Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, will administer the 2009 Plan. The Board, subject to the provisions of the 2009 Plan, has the authority to determine and designate employees and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board or Compensation Committee may, in its sole discretion, accelerate the vesting of awards. Our Compensation Committee must approve all grants of Options and Stock Awards issued to our executive officers or directors.

Types of Awards
---------------

        The 2009 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2009 Plan contained provisions for granting incentive and non-statutory stock options and Common Stock Awards.

         STOCK OPTIONS. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options (excluding Incentive Stock Options) may also contain at the time of grant, at the discretion of the Board, certain cashless exercise provisions.

         Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option originally granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee's death, any originally granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any originally granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

         COMMON STOCK AWARD. "Common Stock Award" are shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility
-----------

         The Company's officers, employees, directors and consultants of Ace and its subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Board or our Compensation Committee; however, all Options and Stock Awards granted to officers and directors must be approved by our Compensation Committee.

Termination or Amendment of the 2009 Plan
-----------------------------------------

         The Board may at any time amend, discontinue, or terminate all or any part of the 2009 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards
------

         It is not possible to predict the individuals who will receive future awards under the 2009 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board or our Compensation Committee. Currently, there have been no awards granted under the 2009 Plan. The 2009 Plan will terminate and no awards may be granted after October 6, 2019.

SHARES SUBJECT TO THE PLAN

         The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan is 4,000,000. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year, except there are limits in the case of Incentive stock Options to those established by the Internal Revenue Code of 1986, as amended. The aggregate number of shares issuable under the 2009 Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

FEDERAL TAX CONSEQUENCES

         The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

        INCENTIVE STOCK OPTIONS. Incentive stock options granted under the 2009 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the "Code"). Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who does not dispose of the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and holds those shares for at least one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares. If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option. If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition. Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

         NON-QUALIFIED OPTIONS. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

         COMMON STOCK AWARDS. Recipients of shares of restricted Common Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient's income and the Company's deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Special Meeting in lieu of Annual Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                             COMMISSION'S FORM 10-K

         THE COMPANY'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2008 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS AND SCHEDULES). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE SHAREHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING ACE MARKETING & PROMOTIONS, INC., ATTENTION DEAN L. JULIA, CORPORATE SECRETARY, 457 ROCKAWAY AVENUE, VALLEY STREAM, NY 11581.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Any shareholder who intends to present a proposal at the next annual meeting of shareholders must deliver the proposal to Dean L. Julia, Corporate Secretary of Ace Marketing & Promotions, Inc. at 457 Rockaway Avenue, Valley Stream, NY 11581:

     o Not later than May 15, 2010, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; and

     o Not later than May 15, 2010, if the proposal is submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, in which case we are not required to include the proposal in our proxy materials. Such nominations and proposals for the next annual meeting of shareholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Chairman.

                                       ACE MARKETING & PROMOTIONS, INC.

                                       /s/ Dean L. Julia, Chairman

[Left blank intentionally.]

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
            FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 7, 2009

            THE COMPANY'S PROXY STATEMENT AND 2008 ANNUAL REPORT ARE AVAILABLE AND CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS:
                           HTTP://WWW.ACEMARKETING.NET


                                      PROXY
                        ACE MARKETING & PROMOTIONS, INC.
                  SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
                   TO BE HELD ON OCTOBER 7, 2009 AT 10:00 A.M.
          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

         The undersigned shareholder of Ace Marketing & Promotions, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of a Special Meeting in Lieu of an Annual Meeting of Shareholders and Proxy Statement, dated September 10, 2009 and hereby constitutes and appoints Dean L. Julia and Michael D. Trepeta or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Special Meeting in Lieu of an Annual Meeting of Shareholders of the Company to be held at Morse & Morse PLLC, 1400 Old Country Road, Suite 302, Westbury, New York 11590 on October 7, 2009 at 10:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1. The election of the four directors nominated by the Board of Directors.

   FOR all nominees listed below (except          WITHHOLD AUTHORITY to vote
   as indicated below), please check here ___     for all nominees listed below,
                                                  please check here ___

   Dean L. Julia    Michael D. Trepeta    Scott J. Novack     Domenico Iannucci

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES WRITE SUCH NOMINEE'S OR NOMINEES' NAME(S) IN THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------
2. To ratify, adopt and approve the Audit Committee's selection of Holtz Rubenstein Reminick LLP to be the independent auditors of Ace for the fiscal year ended December 31, 2009.

         FOR  [_]            AGAINST  [_]                [_]  ABSTAIN

3. To ratify, adopt and approve the filing of an amendment to Ace's Certificate of Incorporation to increase the number of authorized shares of Common stock from 25,000,000 shares, $.0001 par value to 100,000,000 shares, $.0001 par value.

         FOR  [_]            AGAINST  [_]                [_]  ABSTAIN

4. To ratify, adopt and approve Ace's 2009 Employee Benefit and Consulting Services Compensation Plan.

         FOR  [_]            AGAINST  [_]                [_]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1, FOR Proposals 2, 3, and 4, and in accordance with the discretion of the persons appointed as Proxies on such other matters as may properly come before the Meeting, including adjournment of the Meeting and any other matters incident to the conduct of the Meeting. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons appointed as proxies shall have discretionary authority to vote the shares represented by this proxy for one or more alternative nominees who will be designated by the existing Board of Directors.


Dated ___________________________, 2009
_________________________________________(L.S.)
_________________________________________(L.S.)

Email address (optional) _____________________________

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.

Exhibit A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K

[X]             ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008

                        COMMISSION FILE NUMBER: 000-51160

                        ACE MARKETING & PROMOTIONS, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)

          NEW YORK                                              11-3427886
--------------------------------------------------------------------------------
(State of jurisdiction of                                    I.R.S. Employee
 incorporation or organization)                           Identification Number)

457 ROCKAWAY AVENUE, VALLEY STREAM, NY                            11581
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (516) 256-7766

Check whether the Registrant is not required to file reports pursuant to Section 13 of 15(d) of the Exchange Act. [ ]

Securities registered pursuant to Section 12 (b) of the Act:  None
------------------------------------------------------------------

Securities registered pursuant to Section 12 (g) of the Act:
------------------------------------------------------------
Common Stock, $.0001 Par Value
------------------------------

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes [X]. No [ ].

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in part III of this Form 10-K or any amendment to this Form 10-K [ ].

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company as defined by Rule 12b-2 of the Exchange Act: smaller reporting company [X].

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act. Yes [ ] No [X]

State issuer's revenues for its most recent fiscal year: $6,069,356.

As of March 25, 2009, the number of shares held by non-affiliates was approximately 6,661,910 shares. The approximate market value based on the last sale (i.e. $.82 per share as of March 2, 2009) of the Company's Common Stock was approximately $5,462,766.

The number of shares outstanding of the Registrant's Common Stock, as of March 25, 2009 was 9,717,615.

                           FORWARD-LOOKING STATEMENTS

         We believe this annual report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of our management, based on information currently available to our management. When we use words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, we are making forward-looking statements. Forward-looking statements include information concerning our possible or assumed future results of operations set forth under "Business" and/or "Management's Discussion and Analysis of Financial Condition and Results of Operations." Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Our future results and stockholder values may differ materially from those expressed in the forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. Stockholders are cautioned not to put undue reliance on any forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of some of the factors that may cause actual results to differ materially from those suggested by the forward-looking statements, please read carefully the information under "Risk Factors." In addition to the Risk Factors and other important factors discussed elsewhere in this annual report, you should understand that other risks and uncertainties and our public announcements and filings under the Securities Exchange Act of 1934, as amended could affect our future results and could cause results to differ materially from those suggested by the forward-looking statements.

                                     PART I

Item 1.  Business
-----------------

COMPANY OVERVIEW

         Ace Marketing & Promotions, Inc. (the "Company" or "Ace") is a full service promotional marketing company offering a wide array of business solutions. These solutions include: fulfillment and warehousing, incentives and rewards programs, importing, e-commerce and web design, printing and forms management, database management ,branded merchandise and proximity marketing. Although we offer several business solutions, our core business still remains to be distributing advertising specialties and promotional items manufactured by others to our customers typically with our customers' logos on them. Several of our customer categories include large corporations, local schools, universities, financial institutions, hospitals and not-for-profit organizations. Our promotional products are a useful, practical, informative, entertaining, and/or decorative item, most often imprinted with the sponsoring advertiser's name, logo, slogan or message, and typically retained and appreciated by the end recipients who receive them, in many cases free of charge in marketing and communication programs.

         Promotional products are also effective for the following:

                  o        dealer/distribution programs;
                  o        co-op programs;
                  o        company stores;
                  o        generating new customers or new accounts;
                  o        nonprofit fundraising; public awareness campaigns;
                  o        promotion of brand awareness and brand loyalty;
                  o        employee incentive programs;
                  o        new product or service introduction; and
                  o marketing research for survey and focus group participants.

                  We have the ability to distribute over 500,000 promotional product items ranging from stickers that cost pennies all the way through jewelry, sporting goods, awards, and electronics that cost thousands of dollars per unit. Specific categories of promotional products include:

                  o Advertising Specialties-build awareness, goodwill and remembrance of the advertiser's name, product, purpose, advantages or other timely message. These products are generally lower priced goods and are usually distributed for free.
                  o Business Gifts, Awards and Commemoratives - generally lower priced goods and are given for goodwill, often at trade shows to generate traffic.
                  o Incentives and Awards-focus on motivation, workplace safety, goal setting and recognition. These are typically higher priced items used in incentive programs to promote employee retention and recognition. They may also be used in recruitment programs as well.
                  o Premiums-given after a specific behavior has been performed.

         The most popular products that we have distributed over the last several years and account for over 50% of our business are as follows:

                  o        Wearables, such as t-shirts, golf shirts and hats.
                  o        Glassware, such as mugs and drinking glasses.
                  o Writing instruments, such as pens, markers and highlighters.
                  o        Bags, such as tote bags, gift bags and brief cases.

ACE ADVANTAGES

         Ace presently has over 2000 customer accounts ranging from Fortune 500 companies to local schools and small businesses. We have built our business around the concept of high quality innovative branded merchandise, competitive pricing, and consistently superior customer service. Our operational platform, using top-line technology, is designed for economies of scale and ensures superior relations with major industry suppliers. The platform also provides superior support to an expanding team of experienced, well-connected salespeople who are key to acquiring new business.

         The major advantage we hold over most companies in the promotional product industry is the ability to provide integrated business solutions to its customers as trusted advisors. The majority of companies in the promotional product industry offer only branded merchandise, whereas, we offer solutions in:

                  o        Branded Merchandise;

                  o        Importing;

                  o        Incentive / Rewards programs;

                  o        Printing / Forms Management;

                  o        Fulfillment / Warehousing;

                  o        E-commerce / Website Design;

                  o        Database Management / Integrated Marketing Solutions;
                           and

                  o        Proximity Marketing.

         The ability to offer multiple solutions and integrate them is what separates us from the average promotional product distributor. Where nearly all of the competition continues to be viewed as commodity based "order takers", our solutions based services deepen the relationship with our clients as our sales consultants become trusted advisors and Ace becomes a valued business partner.

POSITIONED FOR GROWTH

         Ace has grown organically through referrals based on its high quality service and external financings to support our growth. We are also expanding through hiring leading independent salespersons who are well supported by the Ace proprietary business structure. By offering more services and solutions to our customers, new recruits will have the ability to expand their present business by simply making the move to Ace. Upon integrating their client base into our system they too become trusted advisors that provide integrated business solutions instead of a commodity based promotional product salesperson.

         These achievements position us to accelerate growth through potential acquisition and consolidation of other companies as well as simply recruiting experienced salespeople. In the event a company is acquired by us, of which no assurances can be given in this regard, the new clients would all be introduced to the additional services that are now available in our promotional marketing model.

         We have effectively carved out a niche for Ace. Marketing and branding companies create an image and direction for clients. Ad agencies develop print, TV, radio and other campaigns aimed at goals of recruiting and introducing new products or services. Traditional promotional product companies offer imprinted merchandise and apparel. Ace finds itself in a position of providing value added services that compliment those of the ad agency, as well as branding and marketing companies while at the same time far exceeding the capabilities of a standard promotional products distributor.

BUSINESS STRATEGY

         Ace's growth to date is based on a scalable corporate structure, using top-of-the-line technology, to create advantages over most small distributors by:

         o Quickly targeting the best products and prices to meet a client's needs;
         o Providing in-house art capabilities for rapidly customizing merchandise;
         o Providing fulfillment and warehousing services for inventory or custom programs,
         o Providing research, consulting and design services to our customers;
         o        Offering direct overseas importing for large quantities;
         o Providing incentive and reward programs for both customers and employees;
         o        Providing full service print and forms management solutions;
         o Providing full e-commerce solutions, including company stores and website design;
         o Managing purchase orders consistently from query to final order;
         o Tracking shipments effectively regardless of size or the overseas location of the supplier;
         o Offering database management software, which integrates with each service offered and allows the customer the ability to quantify the results of any given marketing campaign or promotion; and
         o        Offering proximity marketing services.

         In addition, Ace offers a wide array of services not offered by most distributors. These additional services allow our salespeople the opportunity to open new doors and create more sales with both new and old customers. By providing all the necessary back-office support, these efficiencies also free salespersons to focus on selling. The in-house computer system allows access from off-site, enabling sales staff to operate from any location.

ACE MOBILE MARKETING

         In 2008, we entered into agreements with certain non-affiliated parties to become an authorized distributor, provider and reseller in the United States of mobile advertising solutions, in the Mobile Advertising & Proximity Marketing Industry. To date, we have not generated any significant revenue from this segment of our business.

         Management believes that proximity marketing has unlimited marketing possibilities to thousands of different businesses. Proximity marketing is the localized wireless distribution of advertising content associated with a particular place. If we place a proximity transmitting box in a location of an advertiser/business, transmissions (messages) will be sent to and received by cell phones and PDA's equipped with Bluetooth technology within approximately 100 meters of a marketing broadcast. A person receiving the transmission can elect to download the transmission, read the message and potentially act upon the message sent by the advertiser. The message will remain on the cell phone or PDA until proactively removed by the user. The user also has the ability to forward the message to other users, which generates multiple views over an extended period of time.

         Management believes that advertisers are constantly seeking new measurable media channels that can accurately target and engage key consumer segments, and deliver compelling, relevant content that can be enjoyed for what it is, shared with friends, interactively engaged with or commercially acted upon instantaneously. All messages received by the public are free of charge meaning there is no charge on any content a consumer downloads. We will enable our advertising customers to promote their business by sending still images, animated images, audio files, video clips, text files, promotional or discount contents, bar codes, mobile games and java applications and business card files. We can also send live data such as news and sports updates to targeted mobile phones.

         Management believes that proximity marketing is completely spam-free and compliant with all applicable governmental regulations. It asks the users if they would like to receive the content. It tracks how many people accept and reject the content, providing the sender with a detailed time and date for every transmission. The system maintains a unique Bluetooth ID assigned to each device, and therefore will not send users the same advertisement more than once, and if rejected will not contact the user again.

         The ABI Research report published in January 2008 on mobile marketing refers to the industry as still being in its "wild west" years but forecasts it will settle down and become a $24 billion slice of the worldwide marketing and advertising pie by 2013. It estimates there was about $1.8 billion spent in 2007 on all forms of mobile marketing.

         Ace intends to market its proximity boxes as a premiere mobile technology. This will allow Ace to create a new channel in the mobile marketplace for existing brands and marketers to leverage the inherent strengths of mobile advertising. Ace plans to leverage the technology to develop niche vertical sites. These services will be scalable for both large and small businesses to monetize high traffic areas. Additionally, the platform shall be dynamically scalable for worldwide partnerships, where a multi-location business will be able to send a different marketing campaign for each demographic. Ace has demonstrated the use of proximity marketing boxes and delivered branded content for:

                  o        Def Leppard to support their band tour;
                  o International Speeding Corporation, owner and operator of 13 major motorsports facilities, including the Daytona International Speedway;
                  o        Macy's Thanksgiving Day Parade
                  o        SANTALAND AT MACY'S
                  o        MADISON SQUARE GARDEN
                  o        IMAX THEATHER
                  o        Lonestar to support their band.

         Blue Bite, LLC is also an authorized distributor, provider and reseller of the proximity transmitting boxes. We have an agreement pursuant to which Ace has loaned Blue Bite $100,000 pursuant to two Notes (due June 1, 2009 and September 17, 2009) convertible at Ace's option into a 20% ownership interest of Blue Bite. At the time of conversion, Ace would also have to deliver to Blue Bite up to $150,000 in fair market value of its restricted Common Stock as additional consideration.

THE MARKET

         There are thousands of different types and styles of promotional products. In many cases, it is even possible to obtain custom items that are not found in any catalog. According to The Counselor - State of the Industry 2007 Survey, which is available online at no cost to the public at www.thecounselor.net, the most popular promotion products sold in 2007 were the following:

                  o Wearables (which also accounts for one- third of the overall industry revenue);
                  o        writing instruments;
                  o        glassware and ceramics;
                  o        desk/office/business accessories;
                  o        calendars;
                  o        Bags
                  o        Caps and headwear
                  o        recognition awards/trophies; and
                  o        Sporting goods.

         According to the Promotional Products Association International, which is available online at no cost to the public at www.ppai.com/MediaInformation/Industry/Statistics/SalesVolumeEstimates/, promotional product distributor's sales were $5.13 billion in 1991, with steady increases in sales until they reached $17.85 billion in 2000. Promotional Product sales then declined to $16.55 billion in 2001, $15.63 billion in 2002, increased to $16.34 billion in 2003, to $17.3 billion in 2004, to $18.6 billion in 2006 and $19.4 billion in 2007. A revitalized economy, increased competition in the marketplace, and a trend toward integrated and targeted marketing strategies has contributed to this growth. Integrated marketing campaigns involve not only advertising, but also sales promotions, internal communications, public relations, and other disciplines. The objectives of integrated marketing are to promote products and services, raise employee awareness, motivate personnel, and increase productivity through a wide array of methods including extensive use of promotional products.

DISTRIBUTORS

         According to the Promotional Products Association International, which is available online at no cost to the public at www.ppai.com/MediaInformation/ Industry/Statistics/SalesVolumeEstimates/, with no single company dominating the market, the promotional products industry is highly fragmented with 20,500 distributors in the industry with revenues of less than $2.5 million and 942 distributors with revenues of $2.5 million or more. According to The Counselor - State of the Industry 2008 Survey, the top ten distributors in our industry are believed to have 2007 North American sales of between $145 million and $256 million. Corporate Express Promotional Marketing, Proforma Inc., Staples/America Identity and Group II Communications/IMS are the top five distributors with 2007 sales of $256 million, $247 million, $240 million, $215 million and $202 million, respectively. Nearly 80% of the distributors surveyed are reported to be privately owned family businesses. Management believes that control of sales lies predominantly with the independent sales representatives, as there is little brand recognition at this time.

         According to the Promotional Products Association International, which is available online at no cost to the public at www.ppai.com/ProductsResources/ Research/TopBuyers/, the following ranks the top ten purchasers of promotional products in descending order according to the findings of a 2003 study by Louisiana State University and Glenrich Business Studies. Industries were named by distributors according to the volume spent on promotional products by each industry.

         o        education: schools, seminars;
         o financial: banks, savings and loans, credit unions, stock brokers;
         o        health care: hospitals, nursing homes, clinics;
         o        not-for-profit organizations;
         o        construction: building trades and building supplies;
         o        government: public offices, agencies, political candidates;
         o        trade, professional associations and civic clubs;
         o        real estate: agents, title companies and appraisers;
         o        automotive: manufacturers, dealers, parts suppliers; and
         o        professionals: doctors, lawyers, CPA's, architects.

SUPPLY CHAIN

         Domestic and overseas manufacturers generally sell their promotional product items directly to suppliers. Suppliers sell to distributors like Ace Marketing and distributors sell promotional products to customer users such as large corporations, financial institutions, universities and schools, hospitals, not-for-profit organizations and small businesses. However, manufacturers have the ability to sell their promotional products directly to distributors and customers. Suppliers have the ability to sell promotional products directly to customers who are not distributors.

         Whereas the majority of the items are made overseas, often in China, and the suppliers are simply importing from actual manufacturers, we generally consider the supplier as the beginning of the industry supply chain. They choose specified product lines and import blank goods to be warehoused until a distributor orders one of their items with a customer logo on it. The suppliers generally run the risk of inventory exposure and fluctuations in an item's popularity. This is generally why most distributors stick to distributing and not importing. There are situations where importing directly from the manufacturer and thus cutting out the supplier does in fact make sense. Generally, this happens when a distributor has a large quantity order and has enough lead time from the customer to import the item. Since ocean freight from overseas generally takes 30-45 days and manufacturing may take several weeks, this only makes sense when a customer orders far in advance and in large quantity. The benefits of this are outstanding since the margins and cost savings can be substantial. But, in general, the average order in the industry is below $1,000 and thus the need for individual suppliers to carry specified product lines and hold inventory to fill the need of the average distributor with the average order.

SUPPLIERS

         Management believes that while there are an estimated 3,000 suppliers in the industry, most of the promotional products distributors have access to the same suppliers. Currently, we utilize approximately 500 suppliers in our business with only one supplier accounting for about 10% of our purchasing requirements over the last two years. We seek to distinguish ourselves from other distributors by attractive pricing, by sourcing unique items, creating custom products and/or offering superior in house service and customer support through our employees. Most suppliers require us to pay within 30 days of delivery of an order; however, we may not receive our customers' payments in the same time frame. This requires us to have available cash resources to finance most of our customers' orders. The possible lack of available cash resources would limit our ability to take orders from customers, thus limiting our ability to grow. An infusion of additional capital, a line of credit and better payment terms based on volume can enable us to service a broader base of customers. We have never sought to establish a line of credit, although we may seek to establish one with an institutional lender in the future.

Purchasing Trends - Need for Value Added Products and Related Services
----------------------------------------------------------------------

         Price is no longer the sole motivator of purchasing behavior for our customers. With the availability of similar products from multiple sources, customers are increasingly looking for distributors who provide a tangible value-added to their products. As a result, we provide a broad range of products and related services. Specifically, we provide research and consultancy services, artwork and design services, and fulfillment services to our customers. These services are provided in-house by our current employees. Management believes that by offering these services, we can attempt to attract new customers.


OUR CUSTOMERS - CHOOSING US AS YOUR RIGHT DISTRIBUTOR

         Most of our promotional products bear our customers' corporate name and are a reflection of their corporate image. The events they use these items for are of the utmost importance. If they go with another distributor who gives them run of the mill ideas possibly at a lower cost, a poor quality product with inferior quality decoration and/or the goods arrive late, then they quickly realize there should be other factors that determine which distributor they should be working with. We presently have over 500 customer accounts ranging from fortune 500 companies to local schools and small businesses. A customer account is a person or entity who has purchased promotional products from us in the past on a non-exclusive basis and may or may not purchase from us additional promotional products in the future. No customer has accounted for more than 10% of sales during the past three years. Our customer base grows mainly through business and personal referrals and the efforts of our sales representatives. Generally our customers do not actively seek distributors to bid on their projects. There are many reasons why our customers may work with us over another distributor. The average buyer first believes that price is the sole issue with the lowest bidding distributor on a project obtaining the business. Once they gain more experience and understand the difficulties in processing and fulfilling an order on time and correctly, they generally analyze the rationale on how they choose a distributor differently. Although pricing is important to our customers, they also count on our dependability, creativity and efficiency. In this regard, we recently agreed to develop an online store for one of the fastest growing privately held hospices in the United States to consolidate the customer's purchasing from us for its multiple locations across the country.

SERVICING OUR CUSTOMERS

         The major advantage we hold over most companies in the promotional product industry is the ability to provide integrated business solutions to its customers as trusted advisors. The majority of companies in the promotional product industry offer only branded merchandise, whereas, we offer solutions in:

                  o        Branded Merchandise
                  o        Importing
                  o        Incentive / Rewards programs
                  o        Printing / Forms Management
                  o        Fulfillment / Warehousing
                  o        E-commerce / Website Design
                  o        Database Management / Integrated Marketing Solutions
                  o        Proximity Marketing

         We have built our distribution business around the concept of reliability, quality, innovative and custom promotional products at competitive prices while maintaining a high level of customer service and good relationships with industry suppliers. Our research licensed software technology, that we purchased from an outside vendor and is available for licensing to other distributors in the industry, affords us the ability to locate and purchase industry product in an efficient manner rather than to have to manually research products through hundreds of catalogs and/or reference books. Our in-house art capabilities through our salaried employees make us a "one stop shop" for custom merchandise and provide our customers with comfort in knowing logo modifications will not delay valuable production days on tight turn-around projects. Our in-house art department consists of two employees who work on Apple computers using licensed software programs such as Illustrator, Photoshop and Quark to create new logos or manipulate current ones. These logos are then sent to the supplier who arranges to put them on the product whether internally or through an outside source in one of the following manners:

                  o        silkscreen printing
                  o        embroidery
                  o        hot stamp
                  o        heat transfer
                  o        embossing/debossing
                  o        engraving

         Our reliability stems from our own customized and detailed tracking system that we structured and implemented to ensure an order is processed correctly and on time. In general, customers contact us when they have a need for items that have corporate logos. They provide us with general information that helps us determine what products to suggest, including the following:

         o        The type of event and the targeted audience;
         o        The number of units that are required and the budget; and
         o        The timing of the event and the theme of the event.

         The aforementioned parameters will narrow the field of items suggested from a broad list of 500,000 to possibly a dozen or less. Once a customer calls in or e-mails us requesting ideas for an upcoming event, we begin to research ideas based on their parameters and we use our research software to look up dozens of products, prepare a competitive analysis between similar products to find just the right one, send a picture to the customer by email and prepare and send a quotation to the customer also by email. This provides us an immediate time saving advantage over other distributors who still do things manually. Many of these distributors still scan a reference book which is called a register. They search for a particular product, such as clocks, then find the sub-category they are interested in, such as plastic, and there they find all the suppliers who carry the specific item they are looking to purchase. They must then either cross reference each supplier to find their phone number or web address, or they can physically pull as many of the catalogs they have on hand and search for the products that they are interested in and send catalogs with tabbed pages via regular mail or overnight service. This is an inefficient way to research and deliver images of products. We are not aware of any statistical information which allows us to tell the percentages of distributors who use publicly available licensed research software systems like ours versus the manual way described above.

         When the customer decides on the product that they would like to order, the order is processed in our order entry department utilizing our order-entry software which is available for licensing to anyone in the industry from third party vendors. The salesperson submits the specifics of the order to our order entry department where the order is keyed into the system by our employees. Three parts to each order are printed:

         o ACKNOWLEDGEMENT This outlines the product ordered along with a description of the product and how the logo will be placed and in what colors. It includes the quantity ordered, the price per piece, total cost, ship to address, and the delivery date. It is sent to our customer via fax along with a hard copy of the artwork that will be used on the order. The order will not move forward until our customer signs off on the acknowledgment and the artwork. No order runs without the sign offs thus protecting us in the long run of a customer claiming they were not aware of some aspect of the order.

         o PURCHASE ORDER The Purchase order is submitted to the supplier only after the acknowledgment and art are signed by our customer. It contains all the information that the acknowledgment contains except the price of the product is now shown as the price we will be paying. The art is sent via e-mail to the factory and the purchase order requires that the supplier send back a paper proof of the art to insure accuracy before proceeding with the order. Now the supplier has the exact same parameters to complete the order that the customer signed off on. They must meet the delivery date for the quantity specified, with the logo specified, at the price we submitted. Orders are drop shipped from the supplier directly to the customer, except on rare occasions where packaging is done in our office.

         o SALES ORDER COPY This is a print out that essentially shows all of the components on the acknowledgment and the purchase order combined side by side. It shows what we pay for the product and what price our customer pays for the product. It also shows the gross profit, the gross profit percentage, and the commission due to the salesperson.


         Once the above process takes place, the entire work folder goes to the tracking department. We have developed a system to follow each order from the time it is processed, through the time it is shipped. This is yet another safeguard to protect us from a supplier not fulfilling their obligations, which in turn may lead to us losing money, a customer, or both. The tracking process consists of us contacting the factory at various points in the production process to ensure that the order is on schedule. We verbally verify the item, quantity, and ship date and document who at the supplier verified the information. We then call again at a certain point in the process to verify it is on schedule and lastly call on the day of shipping to receive tracking numbers. The above processes have historically led to eliminating disputes with both suppliers and customers.


OUR DISTRIBUTION AND MARKETING STRATEGY

         Key elements of our distribution and marketing strategy are:

    o CREATING AWARENESS OF OUR PRODUCTS, SERVICES AND FACILITIES. We have been in business since March 1998. Our revenues are derived from existing customers and new customers through word of mouth recommendations, attendance at trade shows, our sales representatives and advertising and promotion in trade journals.

    o MOTIVATING RETAILERS TO UTILIZE PROMOTIONAL AND SPECIALTY PRODUCTS IN THEIR BUSINESS. It is our management's belief from conversations with persons in our industry and trade show attendance, that a trend in our industry is often for the use of promotional items to customers rather than cash incentives for gaining customer loyalty and motivating sales people. In this regard, customers who received a promotional item tended to purchase more and repeat purchases more often than customers who received a discount coupon of equivalent value. Additionally, sales forces show a tendency for greater motivation when receiving a trip or merchandise as opposed to the cash equivalent. We must show our customers the benefits of utilizing promotional and specialty items in their business and for their sales force and build customer loyalty through the use of point systems that are exchanged for promotional merchandise.

    o OUR COMPANY WAS BUILT AS A PLATFORM THAT COULD GROW EASILY. Scalability is the key and we have separate departments with defined roles which will allow this to occur and for our salesperson to sell. Our sales persons receive helpful support from us. In many other distributorships, the salesperson is often responsible for everything from answering phones, doing all their own research, processing orders, billing, tracking and collections. At our company, we provide all the backup to allow our sales persons to just sell. Since our technology is currently up to date, including in house servers to allow access to our systems from off-site, we have the ability to pick up salespeople from any location in the United States.

    o KEY ACQUISITIONS OF SMALL DISTRIBUTORS AND INTEGRATING THEIR WORKFORCE INTO OURS. We will target one or more of the estimated 20,000 small distributors for potential acquisition. However, we can provide no assurances that we will be successful in acquiring any distributors on terms satisfactory to us, if at all.

    o PROVIDING GENEROUS INCENTIVES TO OUR SALES PEOPLE TO INCREASE PERFORMANCE LEVELS. We offer competitive commissions in addition to back office support and research assistance to allow our independent sales representatives to optimize their sales time and to provide them with adequate incentives to sell promotional products to our customers rather than for our competitors. In the future, we may offer a stock option program for additional incentives.

    o MAINTAIN A COMPETITIVE GROSS PROFIT PERCENTAGE ON ALL SALES ORDERS. For the years ended December 31, 2008 and 2007, our gross profit percentage was 27.0% and 32.6%, respectively.

    o PROVIDE RESEARCH, CONSULTING, DESIGN AND FULFILLMENT SERVICES TO OUR CUSTOMERS TO INCREASE PROFITABILITY. We design promotional products for our customers and provide consulting services in connection therewith. We utilize licensed research software technology and order entry systems that are available to anyone in the industry for license to provide the best services to our customers in the timeliest fashion possible.

    o UTILIZING THE INTERNET AND ITS CAPABILITIES AND OPPORTUNITIES FOR SALES OF PROMOTIONAL PRODUCTS AND COST SAVINGS. Our website is www.Acemarketing.net. Our website is utilized for multiple purposes, including providing information to potential customers who want to learn about us and research our available product line. We also develop online company stores for customers to help facilitate re-orders at cost savings to them based upon a pre-determined product line.

SALES AND MARKETING

         Our revenues are derived from existing customers and new customers through word of mouth recommendations, attendance at trade shows, our sales representatives and advertising and promotion in trade journals. Except primarily our two executive officers, our sales representatives receive commissions and are not paid a salary. They work at their own location or at our facility and may sell products on behalf of other companies. We encourage our sales representatives to sell promotion products for us on the basis of sales incentives which include competitive commissions and appropriate sales support and research which are provided in-house by our employees. In the future, we intend to offer stock and/or stock options as part of their incentive programs.

         Our website is www.Acemarketing.net. Our website is utilized for multiple purposes, including providing information to potential customers who want to learn about us and research our available product line.

TECHNOLOGY
----------

         Technology affects most industries, and specifically the internet, which enables many capabilities and opportunities for cost savings. Sales of promotional products are often catalog-based. The cost of producing and mailing a catalog can be high. Placing a catalog on a website takes less manpower to maintain and less money to update and distribute new versions. Additionally, integrating the catalog with the order processing system can save time and money in placing and filling orders, also eliminating manual errors.

         The proliferation of open architecture software and hardware makes an increasing number of systems available for automating processes and integrating back office systems. By doing this, we reduce support requirements and further enhance margins. Additionally, the ability to provide more direct support to our sales force has led to increased retention of our sales team.

POSSIBLE GROWTH THROUGH ACQUISITIONS
------------------------------------

         We believe the environment for growth and consolidation in the promotional products industry is appealing, and that we would like to take advantage of this if a satisfactory opportunity arises. There are some issues that our company must address to be successful. The main issues are motivating previous owners, retaining sales people, and integrating operations.

         We have had conversions with the owners of several distributors of promotional products and have observed that they are open to conversions taking place for the possible sale of their business.

         We believe that when a distributor is acquired, a decision must be made about the existing management team, most typically the owner. An evaluation must be made regarding the skills of the owner and desirability of having them involved in our company. Acquisitions would be typically made for the customer accounts; however, due to the size of the target companies, the owner would most likely also be a key employee or sales person. The motivation of the previous owner to work for others may be an issue. We must address this issue and ensure the continued participation of the owners. In general, the best way to mitigate this risk is to tie up much of the previous owners' payment in stock, thus providing incentive for the overall company's success.

         We believe that one of the most difficult tasks in our acquiring a company is transitioning the new acquisition into us. It is important to have flexible, open systems and technology to integrate the back office operations, as well as strong controls and processes to put in place. Having the appropriate technology and strong management team will help alleviate some of the issues here.

         As of the date hereof, there is no firm agreement to acquire any company or distributor and we can provide no assurances that our plans will be realized to grow through acquisitions of one or more distributors or, if successful, that any acquisitions can be profitably integrated into our company's operations.

JOINT MARKETING AND SALES AGREEMENT WITH ATRIUM ENTERPRISES

         We have entered into a Joint Marketing and Sales Agreement with Atrium Enterprises, a leader in the motivational, incentive and rewards industry, whereby we have received the exclusive rights to market and sell a customized version of Atriums technology platform called, www.ExperienceTheRewards.com. In addition, Atrium provides its sales services to us on an exclusive basis in our business which consists of selling promotional products, print sales and the like to Atrium's clients.

         Atrium has developed a fully functional customized "Points Banking" platform for us called, "ACE REWARDS". This platform will allow us to differentiate ourselves from our competition by offering reward points and incentives to all our customers who purchase promotional products through us and to our employees. Atrium has also provided an enhanced Solata marketing and communication module to the platform that allows us to re-sell this "ACE

REWARDS" platform to other entities. In addition Atrium has created and introduced a sponsored Mobile Banking Debit Card to Ace Marketing and its customers. Atrium has granted us exclusive sales and marketing rights to both the "ACE REWARD" platform and the Mobile Banking Debit Card within the promotional products industry, and related industry organizations such as ASI and PPAI. For additional information, see "Note 11 to our financial statements."

COMPETITION

         While our competition is extensive with over 20,000 distributors, we believe that there are no companies that dominate the market in which we operate. Our company competes within the industry on the basis of service, competitive prices, personnel relationships and competitive commissions to our sales representatives to sell promotional products for us rather than our competitors. Competitors' advantages over us may include better financing, greater experience and better service, cheaper prices and personal relationships than us.

         According to The Counselor - State of the Industry 2008 Survey, the top ten distributors in our industry are believed to have 2007 North American sales of between $145 million and $256 million. Corporate Express Promotional Marketing, Proforma Inc., Staples/America Identity and Group II Communications/IMS are the top five distributors with 2007 sales of $256 million, $247 million, $240 million, $215 million and $202 million, respectively. Nearly 80% of the distributors surveyed are reported to be privately owned family businesses. Management believes that control of sales lies predominantly with the independent sales representatives, as there is little brand recognition at this time.

         We believe that in the promotional products industry, sales people typically have a large amount of autonomy and control the relationships with their customers. This works both for and against us. To avoid losing customers, we must provide the appropriate incentives to keep sales people. At the same time, while there can be no assurances, management believes our company will be able to obtain new customers by luring sales people away from competitors. The offering of stock incentives and health care benefits are ways to retain sales people, especially in an industry where these types of benefits are rare.

EMPLOYEES

         As of March 25, 2009, we had 13 full time employees, including two executive officers who provide in-house sales, our Chief Financial Officer, seven support staff employees, two being part-timers, and eight sales representatives of which four are employees who provide services on an exclusive basis and five additional persons who provide services to us on a non-exclusive basis as independent consultants.

Item 1.A.  Risk Factors
-----------------------

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS, IN ADDITION TO THE OTHER INFORMATION PRESENTED IN THIS FORM 10-K, IN EVALUATING US AND OUR BUSINESS. ANY OF THE FOLLOWING RISKS, AS WELL AS OTHER RISKS AND UNCERTAINTIES, COULD HARM OUR BUSINESS AND FINANCIAL RESULTS AND CAUSE THE VALUE OF OUR SECURITIES TO DECLINE, WHICH IN TURN COULD CAUSE YOU TO LOSE ALL OR PART OF YOUR INVESTMENT.


                         RISKS RELATING TO OUR BUSINESS

THE PROMOTIONAL PRODUCTS DISTRIBUTION INDUSTRY IS HIGHLY COMPETITIVE AND WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY.

         We compete with over 20,000 distributor companies. Some of our competitors have greater financial and other resources than we do which could allow them to compete more successfully. Most of our promotional products are available from several sources and our customers tend to have relationships with several distributors. Competitors could obtain exclusive rights to market particular products which we would then be unable to market and may provide business solutions related to promotional products competitive with those provided by us. Industry consolidation among promotional products distributors, the unavailability of products, whether due to our inability to gain access to products or interruptions in supply from manufacturers, or the emergence of new competitors could also increase competition. In the future, we may be unable to compete successfully and competitive pressures may reduce our revenues.

WE EXPERIENCE FLUCTUATIONS IN QUARTERLY EARNINGS. AS A RESULT, WE MAY FAIL TO MEET OR EXCEED THE EXPECTATIONS OF SECURITIES ANALYSTS AND INVESTORS, WHICH COULD CAUSE OUR STOCK PRICE TO DECLINE.

         Our business has been subject to seasonal and other quarterly fluctuations. Net sales and operating profits generally have been higher in the third and fourth quarters, particularly in the months of September through November, due to the timing of sales of promotional products and year-end promotions. Net sales and operating profits have been lower in the first quarter, primarily due to increased sales in the prior two quarters. Quarterly results may also be adversely affected by a variety of other factors, including:

    o    costs of developing new promotions and services;

    o    costs related to acquisitions of businesses;

    o    The timing and amount of sales and marketing expenditures;

    o general economic conditions, as well as those specific to the promotional product industry; and

    o    our success in establishing additional business relationships.

         Any change in one or more of these or other factors could cause our annual or quarterly operating results to fluctuate. If our operating results do not meet market expectations, our stock price may decline in the event a market should develop.

BECAUSE WE DO NOT MANUFACTURE THE PRODUCTS WE DISTRIBUTE, WE ARE DEPENDENT UPON THIRD PARTIES FOR THE MANUFACTURE AND SUPPLY OF OUR PRODUCTS.

         We obtain all of our products from third-party suppliers, both domestically and overseas primarily in China. We submit purchase orders to our suppliers who are not committed to supply products to us. Therefore, suppliers may be unable to provide the products we need in the quantities we request. Because we lack control of the actual production of the products we sell, we may be subject to delays caused by interruption in production based on conditions outside of our control. In the event that any of our third-party suppliers were to become unable or unwilling to continue to provide the products in required volumes, we would need to identify and obtain acceptable replacement sources on a timely cost effective basis. There is no guarantee that we will be able to obtain such alternative sources of supply on a timely basis, if at all. An extended interruption in the supply of our products would have an adverse effect on our results of operations, which most likely would adversely affect the value of our common stock.

WE MAY NOT BE ABLE TO EXPAND THROUGH INTERNAL GROWTH AND MEET CHANGES IN THE INDUSTRY.

         Our plans for internal growth include hiring in-house sales representatives from our competitors and offering stock incentives and generous commissions to keep them. Additionally, we have room for growth by building direct relationships with advertising agencies and major corporations. Because of potential industry changes, our products and promotions must continue to evolve to meet changes in the industry. Our future expansion plans may not be successful due to competition, competitive pressures and changes in the industry.

OUR LIMITED CASH RESOURCES AND LACK OF A LINE OF CREDIT MAY RESTRICT OUR EXPANSION OPPORTUNITIES.

         An economic issue that can limit our growth is lack of extensive cash resources, due to the typical payment terms of a transaction. Most suppliers require us to pay within 30 days of delivery of an order; however, we may not receive our customer's payment in the same time frame. This requires us to have available cash resources to finance most of our customers' orders. Any lack of cash resources would limit our ability to take orders from customers, thus limiting our ability to grow. An infusion of capital and a good line of credit can enable us to service a broader base of customers. We can provide no assurances that we will obtain an adequate line of credit in the future, if at all.

OUR PROPOSED EXPANSION THROUGH ACQUISITIONS INVOLVES SEVERAL RISKS.

         We may expand our domestic markets in part through acquisitions in the future. Such transactions would involve numerous risks, including possible adverse effects on our operating results or the market price of our common stock. Some of our future acquisitions could give rise to an obligation by us to make contingent payments or to satisfy certain repurchase obligations, which payments could have an adverse effect on our results of operations. In addition, integrating acquired businesses:

    o    may result in a loss of customers of the acquired businesses;

    o    requires significant management attention; and

    o may place significant demands on our operations, information systems and financial resources.

         There can be no assurance that our future acquisitions will be successful. Our ability to successfully effect acquisitions will depend upon the following:

    o The availability of suitable acquisition candidates at acceptable prices;

    o    The development of an established market for our common stock; and

    o The availability of financing on acceptable terms, in the case of non-stock transactions.

OUR REVENUES DEPEND ON OUR RELATIONSHIPS WITH CAPABLE INDEPENDENT SALES PERSONNEL OVER WHOM WE HAVE NO CONTROL AS WELL AS KEY CUSTOMERS, VENDORS AND MANUFACTURERS OF THE PRODUCTS WE DISTRIBUTE.

         Our future operating results depend on our ability to maintain satisfactory relationships with qualified independent Sales personnel as well as key customers, vendors and manufacturers. We are dependent upon our independent sales representatives to sell our products and do not have any direct control over these third parties. If we fail to maintain our existing relationships with our independent sales representatives, key customers, vendors and manufacturers or fail to acquire new relationships with such key persons in the future, our business may suffer.

OUR FUTURE PERFORMANCE IS MATERIALLY DEPENDENT UPON OUR MANAGEMENT AND THEIR ABILITY TO MANAGE OUR GROWTH.

         Our future success is substantially dependent upon the efforts and abilities of members of our existing management, particularly Dean L. Julia, Chief Executive Officer and Michael Trepeta, President. The loss of the services of Mr. Julia or Mr. Trepeta could have a material adverse effect on our business. We have an employment agreement with each of Messrs. Julia and Trepeta expiring February 28, 2011. However, we lack "key man" life insurance policies on any of our officers or employees. Competition for additional qualified management is intense, and we may be unable to attract and retain additional key personnel. Our management personnel is currently limited and they may be unable to manage our expansion successfully and the failure to do so could have a material adverse effect on our business, results of operations and financial condition.

WE CANNOT PREDICT OUR FUTURE CAPITAL NEEDS AND WE MAY NOT BE ABLE TO SECURE ADDITIONAL FINANCING.

         We may need to raise additional funds in the future to fund more aggressive expansion of our business or make strategic acquisitions or investments. We may require additional equity or debt financings or funds from other sources for these purposes. No assurance can be given that these funds will be available for us to finance our development on acceptable terms, if at all. Such additional financings may involve substantial dilution of our stockholders or may require that we relinquish rights to certain of our technologies or products. In addition, we may experience operational difficulties and delays due to working capital restrictions. If adequate funds are lacking from operations or additional sources of financing, we may have to delay or scale back our growth plans.

               RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

WE LACK AN ESTABLISHED TRADING MARKET FOR OUR COMMON STOCK, AND YOU MAY BE UNABLE TO SELL YOUR COMMON STOCK AT ATTRACTIVE PRICES OR AT ALL.

         There is currently a limited and sporadic trading market for our common stock in the OTC electronic bulletin board under the symbol "AMKT." There can be no assurances given that an established public market will be obtained for our common stock or that any public market will last. The trading price of the common stock depends on many factors, including:

    o    The markets for similar securities;

    o    our financial condition, results of operations and prospects;

    o The publication of earnings estimates or other research reports and speculation in the press or investment community;

    o    Changes in our industry and competition; and

    o    general market and economic conditions.

         As a result, we cannot assure you that you will be able to sell your common stock at attractive prices or at all.

THE MARKET PRICE FOR OUR COMMON STOCK MAY BE HIGHLY VOLATILE.

         The market price for our common stock may be highly volatile. A variety of factors may have a significant impact on the market price of our common stock, including:

    o The publication of earnings estimates or other research reports and speculation in the press or investment community;

    o    Changes in our industry and competitors;

    o    our financial condition, results of operations and prospects;

    o any future issuances of our common stock, which may include primary offerings for cash, issuances in connection with business acquisitions, and the grant or exercise of stock options from time to time;

    o    general market and economic conditions; and

    o any outbreak or escalation of hostilities, which could cause a recession or downturn in our economy.

         In addition, the markets in general can experience extreme price and volume fluctuations that can be unrelated or disproportionate to the operating performance of the companies listed or quoted. Broad market and industry factors may negatively affect the market price of our common stock, regardless of actual operating performance. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against companies. This type of litigation, if instituted, could result in substantial costs and a diversion of management's attention and resources, which would harm our business.

WE DO NOT ANTICIPATE PAYING CASH DIVIDENDS IN THE FUTURE.

         No cash dividends have been paid by our company on our common stock. The future payment by us of cash dividends on our common stock, if any, rests within the discretion of our board of directors and will depend, among other things, upon our earnings, our capital requirements and our financial condition as well as other relevant factors. We do not intend to pay cash dividends upon our common stock for the foreseeable future.

PROVISIONS OF OUR ARTICLES OF INCORPORATION AND AGREEMENTS COULD DELAY OR PREVENT A CHANGE IN CONTROL OF OUR COMPANY.

         Certain provisions of our articles of incorporation may discourage, delay, or prevent a merger or acquisition that a shareholder may consider favorable. These provisions include:

    o    Authority of the board of directors to issue preferred stock.

    o    Prohibition on cumulative voting in the election of directors.

WE LACK INDEPENDENT DIRECTORS AND COMMITTEES THEREOF.

         The Sarbanes-Oxley Act of 2002 requires us as a public corporation to have an audit committee composed solely of independent directors. Currently, we have no independent directors or committees of directors. Without independent directors, our board may have no way to resolve conflicts of interest, including, without limitation, executive compensation, employment contracts and the like.

OUR FUTURE SALES OF COMMON STOCK BY MANAGEMENT AND OTHER STOCKHOLDERS MAY HAVE AN ADVERSE EFFECT ON THE THEN PREVAILING MARKET PRICE OF OUR COMMON STOCK.

         In the event a public market for our common stock is sustained in the future, sales of our common stock may be made by holders of our public float (believed to be approximately 6,661,910 shares) or by holders of restricted securities in compliance with the provisions of Rule 144 of the Securities Act of 1933. In general, under Rule 144, a non-affiliated person who has satisfied a six-month holding period in a fully reporting company under the Securities Exchange Act of 1934, as amended, may, sell their restricted Common Stock without volume limitation, so long as the issuer is current with all reports under the Exchange Act in order for there to be adequate common public information. Affiliated persons may also sell their common shares held for at least six months, but affiliated persons will be required to meet certain other requirements, including manner of sale, notice requirements and volume limitations. Non-affiliated persons who hold their common shares for at least one year will be able to sell their common stock without the need for there to be current public information in the hands of the public. Future sales of shares of our public float or by restricted common stock made in compliance with Rule 144 may have an adverse effect on the then prevailing market price, if any, of our common stock.

Item 1.B.  Unresolved Staff Comments
------------------------------------

         Not Applicable.

Item 2.  Properties
-------------------

         Our principal executive offices are located at 457 Rockaway Avenue, Valley Stream, NY 11581. We currently lease approximately 4,000 square feet of office space at this facility at an annual cost of approximately $59,000 pursuant to a month-to-month lease.. We are currently exploring our options of obtaining a new location and/or entering into a long-term lease at our current facility. We also lease approximately 2,000 square feet of space, expiring in November 2011, at an annual cost of approximately $28,000 (inclusive of taxes) at 1105 Portion Road, Farmingville, NY 11738.

Item 3.  Legal Proceedings
--------------------------

         We are currently not subject to any threatened or pending legal proceedings. Nevertheless, we may from time to time become a party to various legal proceedings arising in the ordinary course of our business.


Item 4.  Submission of Matters to a Vote of Security Holders.
-------------------------------------------------------------

         No matters were submitted to a vote of security holders during the fourth quarter of fiscal 2008.

                                     PART II

Item 5.  Market for Common Equity, Related Stockholder Matters, and Issuer
---------------------------------------------------------------------------
Purchases of Equity Securities.
-------------------------------

         Since June 9, 2005, our common stock has been traded on the OTC Bulletin Board under the symbol "AMKT." Our common stock trades on a limited basis on the OTC Electronic Bulletin Board in the Over-the-Counter Market. The following table sets forth the range of high and low sales prices of our Common Stock for the last two fiscal years.

         Quarters Ended                                High           Low
         ------------------------------------------------------------------
         March 31, 2008............................. $1.18           $ .55
         June 30, 2008..............................   .70              29
         September 30, 2008.........................  1.19             .50
         December 31, 2008..........................  1.05             .57
         March 31, 2007.............................  2.05            1.32
         June 30, 2007..............................  1.95            1.25
         September 30, 2007.........................  2.00             .86
         December 31, 2007..........................  1.45             .65

         The closing sales price on March 2, 2009 was $.79 per share. All quotations provided herein reflect inter-dealer prices, without retail mark-up, markdown or commissions.

         In the event a public market for our common stock is sustained in the future, sales of our common stock may be made by holders of our public float (believed to be approximately 6,661,910 shares) or by holders of restricted securities in compliance with the provisions of Rule 144 of the Securities Act of 1933. In general, under Rule 144, a non-affiliated person who has satisfied a six-month holding period in a fully reporting company under the Securities Exchange Act of 1934, as amended, may, sell their restricted Common Stock without volume limitation, so long as the issuer is current with all reports under the Exchange Act in order for there to be adequate common public information. Affiliated persons may also sell their common shares held for at least six months, but affiliated persons will be required to meet certain other requirements, including manner of sale, notice requirements and volume limitations. Non-affiliated persons who hold their common shares for at least one year will be able to sell their common stock without the need for there to be current public information in the hands of the public. Future sales of shares of our public float or by restricted common stock made in compliance with Rule 144 may have an adverse effect on the then prevailing market price, if any, of our common stock.

         Currently, we have outstanding Class A and Class B warrants to purchase 837,000 restricted shares of our common stock exercisable at a price of $2.00 per share through July 1, 2009. In the event that all of the warrants are exercised, of which there can be no assurances given, an additional 837,000 shares of restricted common stock will be issued and may be resold pursuant to Rule 144 after a holding period of at least six months, unless we elect to voluntarily register the resale of the shares issuable upon exercise of the warrants for earlier sale. No registration rights were granted in connection with the issuance of said warrants.

         Between July 20, 2006 and November 30, 2006, we sold 951,575 shares of common stock at a purchase price of $1.75 per share and Class C warrants to purchase 475,788 shares at an exercise price of $1.75 per share. We also issued to the placement agent and its designees 139,680 shares of common stock and placement agent warrants to purchase 95,160 shares exercisable at a price of $1.00 per share. We registered the resale of the 951,575 shares of common stock sold to these investors, including the 475,788 shares issuable upon exercise of the Class C warrants.

         As of March 25, 2009, there were about 90 holders of record of our common stock, although we believe that there are other persons who are beneficial owners of our common stock held in street name. Our transfer agent is Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004.

DIVIDEND POLICY
---------------

         We have never paid any cash dividends and intend, for the foreseeable future, to retain any future earnings for the development of our business. Our Board of Directors will determine our future dividend policy on the basis of various factors, including our results of operations, financial condition, capital requirements and investment opportunities.

RECENT SALES OF UNREGISTERED SECURITIES
---------------------------------------

         Since January 2008, we had no sales or issuances of unregistered common stock, except we made sales or issuances of unregistered securities listed in the table below:

---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
                                                 CONSIDERATION RECEIVED
                                                 AND DESCRIPTION OF
                                                 UNDERWRITING OR OTHER
                                                 DISCOUNTS TO MARKET                           IF OPTION, WARRANT OR
                                                 PRICE OR CONVERTIBLE      EXEMPTION FROM      CONVERTIBLE SECURITY,
                 TITLE OF                        SECURITY, AFFORDED TO     REGISTRATION        TERMS OF EXERCISE OR
DATE OF SALE     SECURITY       NUMBER SOLD      PURCHASERS                CLAIMED             CONVERSION
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
January 2008     Common         1,000,000        Services rendered; no     Section 4(2)        Not applicable.
                 Stock          shares           commissions paid
                 Options
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
January          Common Stock   20,000 shares    Services rendered; no     Section 4(2). A     Not applicable.
2008                                             commissions paid          restrictive
                                                                           legend appears on
                                                                           each certificate.
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------

                                       21



---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
June 2008        Common         200,000 shares   Services rendered;        Section 4(2)        Not applicable
                 Stock                           no commissions paid
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
June 2008        Common         133,500 shares   Services rendered;        Section 4(2)        Exercisable at prices
                 Stock                           no commissions paid                           ranging from $.50 per
                                                                                               share to $.80 per
                                                                                               share through
                                                                                               June 30, 2011.
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
July 2008        Shares of      445,000 shares   $445,000 paid in cash;    Section 4(2)        Automatically
                 Series A                        no commissions paid                           converted into common
                 Preferred                                                                     stock on December 15,
                 Stock                                                                         2008 based upon a
                                                                                               conversion price
                                                                                               equal to the
                                                                                               lower of $.50
                                                                                               per share or the
                                                                                               average closing
                                                                                               price over the
                                                                                               10 preceding
                                                                                               trading days
                                                                                               with a floor of
                                                                                               $.25 per share.
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
July 2008        Common         250,000          Services rendered; no     Section 4(2)        Exercisable at prices
                 Stock          warrants         commissions paid                              ranging from $.50 to
                 Warrants                                                                      $.80 per share
                                                                                               through June 30, 2011.
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
October 2008     Common Stock   125,000          Services rendered; no     Section 4(2)        Exercisable at prices
                 Warrants       warrants         commissions paid                              ranging from $.50 to
                                                                                               $.80 per share
                                                                                               through June 30,
                                                                                               2011.
                                                                                               Exercisable at a
                                                                                               price of $.90
                                                                                               per share
                                                                                               through October
                                                                                               14, 2011.
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------
December         Common         890,000          Conversion of preferred   Section 3(a)(9)     Not Applicable.
2008             Stock          Shares           stock at $.50 per
                                                 share; no commissions
                                                 paid.
---------------- -------------- ---------------- ------------------------- ------------------- -----------------------

RECENT PURCHASES OF SECURITIES
------------------------------

         In 2008, we have had no repurchases of our common stock.

Item 6.  Selected Financial Data
--------------------------------

         Not Applicable.

Item 7. Management's Discussion and Analysis of Financial Condition and Results
-------------------------------------------------------------------------------
of Operations
-------------

         The following discussion should be read in conjunction with our financial statements and the notes thereto appearing elsewhere in this Form 10-K. All statements contained herein that are not historical facts, including, but not limited to, statements regarding anticipated future capital requirements, our future plan of operations, our ability to obtain debt, equity or other financing, and our ability to generate cash from operations, are based on current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results.

OVERVIEW
--------

         We are a full service promotional marketing and distribution company offering a wide array of business solutions. Ace has grown organically through referrals based on its high quality service and external financings to support our growth. We are also expanding through hiring leading independent salespersons who are well supported by the Ace proprietary business structure. By offering more services and solutions to our customers, new recruits will have the ability to expand their present business by simply making the move to Ace. Upon integrating their client base into our system they too become trusted advisors that provide integrated business solutions instead of a commodity based promotional product salesperson.

         These achievements position us to accelerate growth through potential acquisition and consolidation of other companies as well as simply recruiting experienced salespeople. In the event a company is acquired by us, of which no assurances can be given in this regard, the new clients would all be introduced to the additional services that are now available in our promotional marketing model.

         We have effectively carved out a niche for Ace. Marketing and branding companies create an image and direction for clients. Ad agencies develop print, TV, radio and other campaigns aimed at goals of recruiting and introducing new products or services. Traditional promotional product companies offer imprinted merchandise and apparel. Ace finds itself in a position of providing value added services that compliment those of the ad agency, as well as branding and marketing companies while at the same time far exceeding the capabilities of a standard promotional products distributor.

         We expect our revenues to grow at such time as economic conditions in the United States improve, by adding additional in-house and independent sales representatives to our sales network. While one or more acquisitions of other distributors will also be considered by Management, we can provide no assurances that one or more acquisitions of other distributors will be completed on terms satisfactory to us, if at all.

ACE MOBILE MARKETING
--------------------

         In 2008, we entered into agreements with certain non-affiliated parties to become an authorized distributor, provider and reseller in the United States of mobile advertising solutions, in the Mobile Advertising & Proximity Marketing Industry.

         Management believes that proximity marketing has unlimited marketing possibilities to thousands of different businesses. Proximity marketing is the localized wireless distribution of advertising content associated with a particular place. If we place a proximity transmitting box in a location of an advertiser/business, transmissions (messages) will be sent to and received by cell phones and PDA's equipped with Bluetooth technology within approximately 100 meters of a marketing broadcast. A person receiving the transmission can elect to download the transmission, read the message and potentially act upon the message sent by the advertiser. The message will remain on the cell phone or PDA until proactively removed by the user. The user also has the ability to forward the message to other users, which generates multiple views over an extended period of time.

         Management believes that advertisers are constantly seeking new measurable media channels that can accurately target and engage key consumer segments, and deliver compelling, relevant content that can be enjoyed for what it is, shared with friends, interactively engaged with or commercially acted upon instantaneously. All messages received by the public are free of charge meaning there is no charge on any content a consumer downloads. We will enable our advertising customers to promote their business by sending still images, animated images, audio files, video clips, text files, promotional or discount contents, bar codes, mobile games and java applications and business card files. We can also send live data such as news and sports updates to targeted mobile phones.

         Management believes that proximity marketing is completely spam-free and compliant with all applicable governmental regulations. It asks the users if they would like to receive the content. It tracks how many people accept and reject the content, providing the sender with a detailed time and date for every transmission. The system maintains a unique Bluetooth ID assigned to each device, and therefore will not send users the same advertisement more than once, and if rejected will not contact the user again.

         Ace intends to market its proximity boxes as a premiere mobile technology. This will allow Ace to create a new channel in the mobile marketplace for existing brands and marketers to leverage the inherent strengths of mobile advertising. Ace plans to leverage the technology to develop niche vertical sites. These services will be scalable for both large and small businesses to monetize high traffic areas. Additionally, the platform shall be dynamically scalable for worldwide partnerships, where a multi-location business will be able to send a different marketing campaign for each demographic. Ace has demonstrated the use of proximity marketing boxes and delivered branded content for:

                  o        Def Leppard to support their band tour;

                  o International Speeding Corporation, owner and operator of 13 major motorsports facilities, including the Daytona International Speedway;

                  o        Macy's Thanksgiving Day Parade ;

                  o        SantaLand at Macy's;

                  o        Madison Square Garden;

                  o        IMAX theater

                  o        Lonestar to support their band.

         Blue Bite, LLC is also an authorized distributor, provider and reseller of the proximity transmitting boxes. We have an agreement pursuant to which Ace has loaned Blue Bite $100,000 pursuant to two Notes (due June 1, 2009 and September 17, 2009) convertible at Ace's option into a 20% ownership interest of Blue Bite. At the time of conversion, Ace would also have to deliver to Blue Bite up to $150,000 in fair market value of its restricted Common Stock as additional consideration.

CRITICAL ACCOUNTING POLICIES
----------------------------

         Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States. The preparation of financial statements requires management to make estimates and disclosures on the date of the financial statements. On an on-going basis, we evaluate our estimates including, but not limited to, those related to revenue recognition. We use authoritative pronouncements, historical experience and other assumptions as the basis for making judgments. Actual results could differ from those estimates. We believe that the following critical accounting policies affect our more significant judgments and estimates in the preparation of our financial statements.

         REVENUE RECOGNITION. Revenues are recognized when title and risk of loss transfers to the customer and the earnings process is complete. In general, title passes to our customers upon the customer's receipt of the merchandise. Revenue is accounted for in accordance with Emerging Issue Task Force Issue No. 99-19, reporting revenue gross as a principal versus net as an agent. Revenue is recognized on a gross basis since our company has the risks and rewards of ownership, latitude in selection of vendors and pricing, and bears all credit risk. Our company records all shipping and handling fees billed to customers as revenues, and related costs as cost of goods sold, when incurred, in accordance with Emerging Issue Task Force Issue No. 00-10, accounting for shipping and handling fees and costs.

         ALLOWANCE FOR DOUBTFUL ACCOUNTS. We are required to make judgments based on historical experience and future expectations, as to the realizability of our accounts receivable. We make these assessments based on the following factors: (a) historical experience, (b) customer concentrations, customer credit worthiness, (d) current economic conditions, and (e) changes in customer payment terms.

         STOCK BASED COMPENSATION. The Company records compensation expense associated with stock options and other equity-based compensation in accordance with SFAS 123(R). Share-based compensation expense is determined based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R) The Company recognizes compensation expense on a straight-line basis over the requisite service period of the award.

Results of Operations
---------------------

2008 versus 2007
----------------

         The following table sets forth certain selected condensed statement of operations data for the periods indicated in dollars. In addition, we note that the period-to-period comparison may not be indicative of future performance.

                                                      Year Ended December 31
--------------------------------------------------------------------------------
                                                       2008             2007
                                                       ----             ----
Revenue                                       $      6,069,356   $    5,660,102
Cost of Revenues                                     4,383,183        3,844,047
Gross Profit                                         1,686,173        1,816,055
Operating Expenses                                   2,927,620        2,721,058
Loss from operations                                (1,241,447)        (905,003)
Net Loss                                            (1,230,393)        (879,055)
Preferred Stock Dividend                                96,500                -
Net Loss Allocable to Common Stockholders           (1,326,893)        (879,055)
Net (Loss) per common Share                               (.16)            (.11)
Weighted average common Shares
Outstanding                                          8,270,985        8,021,521
--------------------------------------------------------------------------------

         We generated revenues of $6,069,356 for 2008 compared to $5,660,102 in 2007. The increase in revenues of $409,254 in 2008 compared to 2007 is due to the collaborated effort with a major customer, Ace Marketing was able to create, administer and fulfill an in house order which benefited over 3,500 members of the organization. This order was responsible for approximately 13% of revenues for the year ended December 31, 2008. We can provide no assurance that this large order will be recurring in future operating periods.

         Cost of revenues was $4,383,183 or 72.2% of revenues for 2008 compared to $3,844,047 or 67.9% of revenues for 2007. Cost of revenues includes purchases and freight costs associated with the shipping of merchandise to our customers. Increase in cost of revenues of $539,136 in 2008 is related to an increase in sales to a major customer which placed a large order during the second quarter of fiscal 2008.

         Gross profit was $1,686,173 for 2008 or 27.8% of net revenues compared to $1,816,055 in the same period of 2007 or 32.1% of revenues. Gross profits will vary period-to-period depending upon a number of factors including the mix of items sold, pricing of the items and the volume of product sold. Also, it is our practice to pass freight costs on to our customers. Reimbursement of freight costs which are included in revenues have lower profit margins than sales of our promotional products and has the effect of reducing our overall gross profit margin on sales of products, particularly on smaller orders. The 2008 gross profit was negatively impacted by reduced gross profit achieved in connection with the large order placed by members of a police organization.

         Selling, general, and administrative expenses were $2,927,620 for 2008 as compared to $2,721,058 for 2007. Such costs include payroll and related expenses, commissions, insurance, rents, professional, consulting and public awareness fees. The overall increase of $206,562 was primarily due to a $202,582 increase in stock based compensation.

         Net loss from operations was $(1,230,393) for 2008 compared to a net loss of $(879,055) for 2007. Our increase in net loss for 2008 as compared to the comparable period of the prior year was due to an increase in stock based payments of $202,582 and a decrease in gross profit of $129,882. No benefit for income taxes is provided for 2008 and 2007 due to the full valuation allowance on the net deferred tax assets. Our ability to be profitable in the future is dependent upon both a turnaround in the United States economy and the successful introduction and usage of our proximity marketing services by our clients, which commenced in August 2008.

         During 2008, we recognized a non-cash dividend of $96,500 which related to the terms of our private placement of Series A Convertible Preferred Stock. See "Note 5 of the Notes to Financial Statements."

Liquidity and Capital Resources
-------------------------------

         The Company had cash and cash equivalents of $509,251 at December 31, 2008.

         Cash used by operating activities for the year ended December 31, 2008 was $(555,636). This resulted primarily from a net loss of $1,230,393 and a decrease in accounts payable and accrued expenses of $161,536 partially offset by stock based compensation of $652,220 and a decrease in accounts receivable of $144,234.

         Cash used by investing activities was $199,134, which was comprised of our loan of $100,000 to Blue Bite, LLC and the purchase of equipment of $99,134, which were primarily purchases of proximity marketing boxes.

         Cash provided by financing activities of $445,000 which was as a result of the sale of our Series A Convertible preferred stock.

         Cash used by operating activities for the year ended December 31, 2007 was $(511,239). This resulted primarily from a net loss of $(879,055) and an increase of accounts receivable of $241,933 partially offset by stock based compensation of $449,638 and an increase in accounts payable and accrued expenses of $184,351.

         Our company commenced operations in 1998 and was initially funded by our three founders, each of whom has made demand loans to our Company that have been repaid. Since 1999, we have relied on equity financing and borrowings from outside investors to supplement our cash flow from operations.

         We anticipate that our future liquidity requirements will arise from the need to finance our accounts receivable and inventories, hire additional sales persons, capital expenditures and possible acquisitions. The primary sources of funding for such requirements will be cash generated from operations, raising additional capital from the sale of equity or other securities and borrowings under debt facilities which currently do not exist. We believe that we can generate sufficient cash flow from these sources to fund our operations for at least the next fifteen months.

Recent Financings
-----------------

         Between July and October 2008, the Company sold 445,000 shares of its Series A Preferred Stock at a purchase price of $1.00 per share.

         On December 15, 2008, all of the Preferred Shares automatically converted into 890,000 common shares at a conversion price of $.50 per share. Exemption is claimed pursuant to Rule 506 of Regulation D of the Securities Act for the issuance of the Preferred Shares. Exemption is claimed pursuant to
Section 3(a)(9) of the Securities Act for the subsequent conversion of Preferred Stock into Common Stock.

         In February 2009, we sold 500,000 shares of our Common Stock at an exercise price of $.50 per share, payable one-half immediately and the balance in March 2009 through the retirement of a $125,000 Note. Exemption is claimed under Section 4(2) of the Securities Act of 1933, as amended.

2006 Financing
--------------

         In 2006, we engaged Brookshire Securities Corporation, a licensed broker-dealer and member of the NASD, to act as Placement Agent to raise financing for our company through the sale of our unregistered securities solely to "accredited investors" as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended.

         Pursuant to the offering, we raised gross proceeds of $1,665,250 from the sale of Units. Each Unit consisted of 60,000 shares of our Common Stock and Class C Warrants to purchase 30,000 shares of Common Stock at an offering price of $105,000 per Unit. We had the right to sell fractional Units, but not fractional shares or fractional Class C Warrants. The Class C Warrants are exercisable at $1.75 per share at anytime from the date of issuance through the earlier of June 30, 2009 or the redemption date of the Class C Warrants, whichever is earlier.

         Each Class C Warrant may be redeemed by us at a redemption price of $.001 per Warrant, on at least 30 days prior written notice (the "Redemption Date'), at anytime after the average closing sales price of our Common Stock as reported in the Over-the-Counter Market OTC Electronic Bulletin Board, NASDAQ or if listed on a national securities exchange, equals or exceeds $3.00 per share for a period of 20 consecutive trading days ending within 10 days prior to the date of the notice of redemption is mailed or otherwise delivered by us to each holder of Class C Warrants.

         All investors who purchased Units in the Offering have registration rights. Presently, the Company does not have a current registration statement that pertains to the securities purchased in the 2006 private placement. However, all outstanding shares of Common Stock that were sold in the 2006 offering are believed to be saleable pursuant to Rule 144(b)(1) without volume restriction. In the event that the market price of our Common Stock should exceed the exercise price of the Class C Warrants, the Company would then file a registration statement to cover the resale of the underlying Common Stock.

         Pursuant to the 2006 Offering, we sold 951,575 shares of our Common Stock and Class C Warrants to purchase 475,788 shares of our Common Stock. We also issued to the Placement Agent 139,680 shares of Common Stock and five-year Warrants to purchase 95,160 shares of Common Stock exercisable at $1.00 per share. Exemption from registration is claimed under Rule 506 of Regulation d promulgated under Section 4(2) of the Securities Act.

Recently Issued Accounting Pronouncements
-----------------------------------------

         On September 15, 2006, the Financial Accounting Standards Board ("FASB") issued Statement No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 provides guidance for using fair value to measure assets and liabilities. This Statement references fair value as the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction, between market participants in the market in which the reporting entity transacts. The Statement applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The Statement does not expand the use of fair value in any new circumstances. SFAS 157 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of this Statement did notl have a material effect on our financial position or results of operation.

         In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans ("SFAS 158"). SFAS 158 requires an employer to recognize the over-funded or under-funded status of a defined benefit postretirement plan as an asset or liability in its balance sheet and to recognize changes in funded status in the year in which the changes occur through comprehensive income. SFAS 158 had no impact on the Company's financial position or results of operation.

         In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141R, "Business Combinations" ("SFAS 141R"), which establishes principles and requirements for the reporting entity in a business combination, including recognition and measurement in the financial statements of the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. This statement also establishes disclosure requirements to enable financial statement users to evaluate the nature and financial effects of the business combination. SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after fiscal years beginning after December 15, 2008. The Company is currently evaluating the effect that the adoption of SFAS 141R will have on its financial statements.

         In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51" ("SFAS 160"). SFAS 160 establishes accounting and reporting standards pertaining to ownership interests in subsidiaries held by parties other than the parent; the amount of net income attributable to the parent and to the noncontrolling interest; changes in a parent's ownership interest; and the valuation of any retained noncontrolling equity investment when a subsidiary is deconsolidated. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is required to be adopted prospectively for the first annual reporting period beginning after December 15, 2008. The Company is currently reviewing the effect that the adoption of this statement will have on its financial statements.

Item 7.A.  Qualitative and Qualitative Disclosures about Market Risk
--------------------------------------------------------------------

         Market risk is the risk of loss arising from adverse changes in market rates and prices, such as interest rates, foreign currency exchange rates and commodity prices. Our primary exposure to market risk is interest rate risk associated with our short term money market investments. The Company does not have any financial instruments held for trading or other speculative purposes and does not invest in derivative financial instruments, interest rate swaps or other investments that alter interest rate exposure. The Company does not have any credit facilities with variable interest rates.

Item 8.  Financial Statements
-----------------------------

Financial Statements and Supplementary Data
-------------------------------------------

         The report of the Independent Registered Public Accounting Firm, Financial Statements and Schedules are set forth beginning on page F-1 of this Annual Report on Form 10-K, following this page.

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.


CONTENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007                                  PAGES
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

  Report of Independent Registered Public Accounting Firm                F-1

  Balance Sheets                                                         F-2

  Statements of Operations                                               F-3

  Statement of Stockholders' Equity                                      F-4

  Statements of Cash Flows                                               F-5

  Notes to Financial Statements                                       F-6 - F-15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors and Stockholders
Ace Marketing & Promotions, Inc.
Valley Stream, New York

We have audited the accompanying balance sheets of Ace Marketing & Promotions, Inc. (the "Company") for the years ended December 31, 2008 and 2007, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ace Marketing & Promotions, Inc. as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Holtz Rubenstein Reminick LLP


Holtz Rubenstein Reminick LLP
Melville, New York
March 26, 2009


                                                                                        ACE MARKETING &
                                                                                       PROMOTIONS, INC.

BALANCE SHEETS
=======================================================================================================
DECEMBER 31,                                                                 2008               2007
-------------------------------------------------------------------------------------------------------

ASSETS

Current Assets:
  Cash and cash equivalents                                              $   509,251       $   819,021
  Accounts receivable, net of allowance for doubtful accounts of
    $20,000 and $10,000 at December 31, 2008 and 2007, respectively          809,685           963,919
  Notes receivable                                                           100,000                --
  Prepaid expenses and other assets                                           63,401            75,375
                                                                         ------------------------------
Total Current Assets                                                       1,482,337         1,858,315

Property and Equipment, net                                                  115,334            34,065

Other Assets                                                                   7,745             7,745
                                                                         ------------------------------
Total Assets                                                             $ 1,605,416       $ 1,900,125
                                                                         ==============================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                                       $   338,165       $   475,452
  Accrued expenses                                                           181,766           206,015
                                                                         ------------------------------
Total Current Liabilities                                                    519,931           681,467
                                                                         ------------------------------

Commitments and Contingencies

Stockholders' Equity:
  Preferred stock, $.0001 par value; 5,000,000 shares authorized;
    none issued                                                                   --                --
  Common stock, $.0001 par value; 25,000,000 shares authorized;
    9,234,949 and 8,124,949 shares issued and outstanding
   at December 31, 2008 and 2007, respectively                                   924               813
  Additional paid-in capital                                               4,851,529         3,657,920
  Accumulated deficit                                                     (3,735,467)       (2,408,574)
                                                                         ------------------------------
                                                                           1,116,986         1,250,159
  Less Treasury Stock, at cost, 23,334 shares                                (31,501)          (31,501)
                                                                         ------------------------------
Total Stockholders' Equity                                                 1,085,485         1,218,658
                                                                         ------------------------------
Total Liabilities and Stockholders' Equity                               $ 1,605,416       $ 1,900,125
                                                                         ==============================

=======================================================================================================
SEE NOTES TO FINANCIAL STATEMENTS.                                                                  F-2




                                                                        ACE MARKETING &
                                                                       PROMOTIONS, INC.

STATEMENTS OF OPERATIONS
=======================================================================================
YEARS ENDED DECEMBER 31,                                     2008              2007
---------------------------------------------------------------------------------------

Revenue, net                                             $ 6,069,356       $ 5,660,102
Cost of Revenue                                            4,383,183         3,844,047
                                                         ------------------------------
Gross Profit                                               1,686,173         1,816,055
                                                         ------------------------------

Operating Expenses:
  Selling (including stock based payments of
    $322,270 and $212,638 for the years ended
    December 31, 2008 and 2007, respectively)                771,867           795,115
  General and administrative (including stock based
    payments of $329,950 and $237,000 for the years
    ended December 31, 2008 and 2007, respectively)        2,155,753         1,925,943
                                                         ------------------------------
Total Operating Expenses                                   2,927,620         2,721,058
                                                         ------------------------------

Loss from Operations                                      (1,241,447)         (905,003)
                                                         ------------------------------

Other Income (Expense):
  Interest expense                                            (1,042)               --
  Interest income                                             12,096            25,948
                                                         ------------------------------
Total Other Income                                            11,054            25,948
                                                         ------------------------------

Net Loss                                                  (1,230,393)         (879,055)

Less Preferred Stock Dividend                                 96,500                --
                                                         ------------------------------

Net Loss Allocable to Common Stockholders                $(1,326,893)      $  (879,055)
                                                         ==============================

Net Loss Per Common Share:
  Basic                                                  $     (0.16)      $     (0.11)
                                                         ==============================
  Diluted                                                $     (0.16)      $     (0.11)
                                                         ==============================

Weighted Average Common Shares Outstanding:
  Basic                                                    8,270,985         8,021,521
                                                         ==============================
  Diluted                                                  8,270,985         8,021,521
                                                         ==============================


=======================================================================================
SEE NOTES TO FINANCIAL STATEMENTS.                                                  F-3




                                                                                                                     ACE MARKETING &
                                                                                                                    PROMOTIONS, INC.

Statement of Stockholders' Equity
====================================================================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
------------------------------------------------------------------------------------------------------------------------------------


                                                                       Convertible
                                                                         Series A
                                         Total        Common Stock   Preferred Stock  Additional                   Treasury Stock
                                     Stockholders' ----------------- ----------------   Paid-in                  -------------------
                                        Equity       Shares   Amount   Shares  Amount   Capital     (Deficit)    Shares     Amount
                                     ------------- ----------------- ---------------- ---------- -------------- --------------------

Balance, at January 1, 2007          $ 1,648,075   8,028,363  $ 803         -    $ -  $3,176,791  $ (1,529,519)        -  $       -
Cancellation of Restricted Stock               -           -      -         -      -      31,501             -    23,334    (31,501)
Cashless Exercise of Stock
  Purchase Warrants                            -       4,086      1         -      -          (1)            -         -          -
Stock Based Payments                     449,638      92,500      9         -      -     449,629             -         -          -
Net Loss                                (879,055)          -      -         -      -           -      (879,055)        -          -
                                     ------------- ----------------- ---------------- ---------- -------------- --------------------
Balance, at December 31, 2007          1,218,658   8,124,949    813         -      -   3,657,920    (2,408,574)   23,334    (31,501)
Sale of Series A Preferred Stock         445,000           -      -   450,000     45     444,955             -         -          -
Accretion of Beneficial Conversion
  Feature on Preferred Stock              96,500           -      -         -      -      96,500             -         -          -
Deemed Dividend on Preferred Stock       (96,500)          -      -         -      -           -       (96,500)        -          -
Conversion of Preferred Stock                  -     890,000     89  (450,000)   (45)        (44)            -         -          -
Stock Based Payments                     652,220     220,000     22         -      -     652,198             -         -          -
Net Loss                              (1,230,393)          -      -         -      -           -    (1,230,393)        -          -
                                     ------------- ----------------- ---------------- ---------- -------------- --------------------
Balance, at December 31, 2008        $ 1,085,485   9,234,949  $ 924         -    $ -  $4,851,529  $ (3,735,467)   23,334  $ (31,501)
                                     ============= ================= ================ =========== ============= ====================


====================================================================================================================================
SEE NOTES TO FINANCIAL STATEMENTS.                                                                                               F-4





                                                                                       ACE MARKETING &
                                                                                      PROMOTIONS, INC.

STATEMENTS OF CASH FLOWS
======================================================================================================
YEARS ENDED DECEMBER 31,                                                    2008               2007
------------------------------------------------------------------------------------------------------

Cash Flows from Operating Activities:
 Net loss                                                               $(1,230,393)      $  (879,055)
                                                                        ------------------------------
 Adjustments to reconcile net loss to
  net cash used in operating activities:
   Depreciation and amortization                                             17,865             5,705
   Allowance for doubtful accounts receivable                                10,000                --
   Stock-based compensation                                                 652,220           449,638
   Changes in operating assets and liabilities:
    (Decrease) increase in operating assets:
      Accounts receivable                                                   144,234          (241,933)
      Prepaid expenses and other assets                                      11,974           (29,945)
    (Decrease) increase in operating liabilities:
      Accounts payable and accrued expenses                                (161,536)          184,351
                                                                        ------------------------------
 Total adjustments                                                          674,757           367,816
                                                                        ------------------------------
Net Cash Used in Operating Activities                                      (555,636)         (511,239)
                                                                        ------------------------------

Cash Flows from Investing Activities:
 Increase in notes receivable                                              (100,000)               --
 Acquisition of property and equipment                                      (99,134)          (22,871)
                                                                        ------------------------------
Net Cash Used in Investing Activities                                      (199,134)          (22,871)
                                                                        ------------------------------

Cash Flows from Financing Activities:
 Proceeds from private placement of Series A Convertible Preferred          445,000                --
                                                                        ------------------------------
Net Cash Provided by Financing Activities                                   445,000                --
                                                                        ------------------------------

Net Decrease in Cash and Cash Equivalents                                  (309,770)         (534,110)
Cash and Cash Equivalents, beginning of year                                819,021         1,353,131
                                                                        ------------------------------
Cash and Cash Equivalents, end of year                                  $   509,251       $   819,021
                                                                        ==============================


Supplemental Disclosure of Non-cash transaction:
 Beneficial conversion feature - preferred stock dividend               $    96,500                --
                                                                        ==============================


======================================================================================================
SEE NOTES TO FINANCIAL STATEMENTS.                                                                 F-5


                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.


NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         NATURE OF OPERATIONS - Ace Marketing & Promotions, Inc. (the "Company") is a full service advertising specialties and promotional products company that distributes items typically with logos to large corporations, schools and universities, financial institutions and not-for-profit organizations. Specific categories of promotional products include advertising specialties, business gifts, incentives and awards, and premiums.

         In Fiscal 2008, the Company became an authorized distributor, provider and reseller of mobile advertising solutions. To date, the Company has not generated any significant revenue from this segment.

         REVENUE RECOGNITION - Revenue is recognized when title and risk of loss transfers to the customer and the earnings process is complete. In general, title passes to our customers upon the customer's receipt of the merchandise. Revenue is accounted for in accordance with Emerging Issue Task Force ("EITF") Issue No. 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent". Revenue is recognized on a gross basis since the Company has the risks and rewards of ownership, latitude in selection of vendors and pricing, and bears all credit risk. Advance payments made by customers are included in customer deposits.

         The Company records all shipping and handling fees billed to customers as revenues, and related costs as cost of goods sold, when incurred, in accordance with EITF 00-10, "Accounting for Shipping and Handling Fees and Costs".

         ALLOWANCE FOR DOUBTFUL ACCOUNTS - Management must make estimates of the uncollectability of accounts receivable. Management specifically analyzes accounts receivable and analyzes historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts.

         PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are being amortized using the straight-line method over the estimated useful lives of the related assets or the remaining term of the lease. The costs of additions and improvements, which substantially extend the useful life of a particular asset, are capitalized. Repair and maintenance costs are charged to expense. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the account and the gain or loss on disposition is reflected in operating income.

         COMPREHENSIVE INCOME (LOSS) - Comprehensive income (loss) refers to revenue, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income but are excluded from net income as these amounts are recorded directly as an adjustment to stockholders' equity. At December 31, 2008 and 2007, there were no such adjustments required.

         CONCENTRATION OF CREDIT RISK - Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of trade receivables and cash and cash equivalents.

         Concentration of credit risk with respect to trade receivables is generally diversified due to the large number of entities comprising the Company's customer base and their dispersion across geographic areas principally within the United States. The Company routinely addresses the financial strength of its customers and, as a consequence, believes that its receivable credit risk exposure is limited.

         The Company places its temporary cash investments with high credit quality financial institutions. At times, the Company maintains bank account balances, which exceed FDIC limits. The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant credit risk on cash. Management does not believe significant credit risk exists at December 31, 2008 and 2007.

================================================================================
                                                                             F-6

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


         CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments with a maturity of three months or less, as well as bank money market accounts, to be cash equivalents.

         ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         NET INCOME PER SHARE - Basic net income per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings per share reflect, in periods in which they have a dilutive effect, the impact of common shares issuable upon exercise of stock options.

         The number of common shares potentially issuable upon the exercise of certain options and warrants that were excluded from the diluted loss per common share calculation was approximately 5,499,000 and 3,880,000 because they are anti-dilutive, as a result of a net loss for the years ended December 31, 2008 and 2007, respectively.

         ADVERTISING COSTS - Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2008 and 2007 approximated $10,100 and $20,900, respectively.

         SHARE-BASED COMPENSATION - The Company records compensation expense associated with stock options and other equity-based compensation in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "SHARE-BASED PAYMENT," using the modified prospective transition method and therefore, has not restated results for prior periods. Under the modified prospective transition method, share-based compensation expense includes, (1) compensation expense for all share-based awards granted on or after January 1, 2006 as determined based on the grant-date fair value estimated in accordance with the provisions of SFAS 123R and, (2) compensation expense for share-based compensation awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123. The Company recognizes compensation expense on a straight-line basis over the requisite service period of the award.

         INCOME TAXES - Deferred income taxes are recognized for temporary differences between financial statement and income tax basis of assets and liabilities for which income tax or tax benefits are expected to be realized in future years. A valuation allowance is established to reduce deferred tax assets, if it is more likely than not, that all or some portion of such deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - In the opinion of management, the carrying value of all financial instruments, consisting primarily of cash and cash equivalents, accounts receivables and accounts payable, reflected in the accompanying balance sheet, approximates fair value as of December 31, 2008 and 2007, due to their short-term nature.

         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS - On September 15, 2006, the Financial Accounting Standards Board ("FASB") issued Statement No. 157, "FAIR VALUE MEASUREMENTS" ("SFAS 157"). SFAS 157 provides guidance for using fair value to measure assets and liabilities. This statement references fair value as the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction, between market participants in the market in which the reporting entity transacts. The statement applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. The statement does not expand the use of fair value in any new circumstances. SFAS 157 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of this statement did not have a material effect on the Company's financial position or results of operation.

================================================================================
                                                                             F-7

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


         In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("SFAS 158"). SFAS 158 requires an employer to recognize the over-funded or under-funded status of a defined benefit postretirement plan as an asset or liability in its balance sheet, and to recognize changes in funded status in the year in which the changes occur through comprehensive income. SFAS 158 did not have an impact on the Company's financial position or results of operation.

         In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141R, "Business Combinations" ("SFAS 141R"), which establishes principles and requirements for the reporting entity in a business combination, including recognition and measurement in the financial statements of the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. This statement also establishes disclosure requirements to enable financial statement users to evaluate the nature and financial effects of the business combination. SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after fiscal years beginning after December 15, 2008. The Company is currently evaluating the effect that the adoption of SFAS 141R will have on its financial statements.

         In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51" ("SFAS 160"). SFAS 160 establishes accounting and reporting standards pertaining to ownership interests in subsidiaries held by parties other than the parent; the amount of net income attributable to the parent and to the noncontrolling interest; changes in a parent's ownership interest; and the valuation of any retained noncontrolling equity investment when a subsidiary is deconsolidated. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is required to be adopted prospectively for the first annual reporting period beginning after December 15, 2008. The Company is currently reviewing the effect that the adoption of this statement will have on its financial statements.

2.       NOTES RECEIVABLE
         ----------------

         In February 2008, the Company entered into an agreement with Blue Bite, LLC ("Blue Bite"), a distributor of wireless networking solutions, to become an authorized provider and reseller in the United States of mobile advertising solutions.

         In connection with the agreement, the Company loaned Blue Bite $50,000 (the "Note"). The Note bears interest at 10% per annum and is due June 1, 2009. The Note is convertible, at the Company's option, into a 10% ownership interest of Blue Bite. Upon conversion, the Company would also have to deliver to Blue Bite, $75,000 in restricted Common Stock of the Company as additional consideration.

         On September 17, 2008, the company loaned Blue Bite an additional $50,000 pursuant to the terms of a one year convertible promissory note (the "Second Note"). The Second Note provides for interest at 10% per annum, payable with any outstanding principal on September 17, 2009. The Company has the option to convert the Second Note plus $75,000 worth of shares of restricted Common Stock of the Company into an additional 10% interest in Blue Bite.

================================================================================
                                                                             F-8

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


3.       PROPERTY AND EQUIPMENT, NET
         ---------------------------

         Property and equipment, net, consist of the following at December 31:

                                             USEFUL LIVES           2008               2007
         -----------------------------------------------------------------------------------------

         Furniture and Fixtures                 5 years      $         169,848  $          70,715
         Leasehold Improvements                 5 years                  8,919              8,919
                                                             -------------------------------------
                                                                       178,767             79,634
         Less Accumulated Depreciation                                  63,433             45,569
                                                             -------------------------------------
                                                             $         115,334  $          34,065
                                                             =====================================

         Depreciation expense for the years ended December 31, 2008 and 2007 was $17,865 and $5,705, respectively.

4.       INCOME TAXES
         ------------

         The provision for income taxes for the years ended December 31, 2008 and 2007 is summarized as follows:

                                                                  2008                2007
         --------------------------------------------------------------------------------------

         Current:
           Federal                                          $             -   $             -
           State                                                          -                 -
                                                            -----------------------------------
                                                                          -                 -
                                                            -----------------------------------
         Deferred:
           Federal                                                        -                 -
           State                                                          -                 -
                                                            -----------------------------------
                                                            $             -   $             -
                                                            ===================================

         The Company has federal and state net operating loss carryforwards of approximately $1,898,000, which can be used to reduce future taxable income through 2028.

         The tax effects of temporary differences which give rise to deferred tax assets (liabilities) are summarized as follows:

         DECEMBER 31,                                             2008                2007
         -----------------------------------------------------------------------------------------

         Deferred Tax Assets:
           Net operating loss carryforwards                  $         759,000 $         507,000
           Stock based compensation                                    650,000           420,000
           Preferred stock dividend                                     39,000           420,000
           Allowance for doubtful accounts                               8,000             4,000
                                                             -------------------------------------
         Deferred Tax Assets                                         1,456,000           931,000
         Less Valuation Allowance                                    1,456,000           931,000
                                                             -------------------------------------
         Net Deferred Tax Asset                              $               - $               -
                                                             =====================================

================================================================================
                                                                             F-9

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


         A reconciliation of the federal statutory rate to the Company's effective tax rate is as follows:

         YEARS ENDED DECEMBER 31,                       2008            2007
         -----------------------------------------------------------------------

         Federal Statutory Tax Rate                    34.00%          34.00%
         State Taxes, net of Federal benefit            6.00%           6.00%
         Change in Valuation Allowance                (40.00%)        (40.00%)
                                                --------------------------------
         Total Tax Expense                              0.00%           0.00%
                                                ================================

5.       STOCKHOLDERS' EQUITY


         CAPITALIZATION - On February 9, 2005, the stockholders approved an amendment to the Company's Certificate of Incorporation to (i) increase the authorized shares of common stock from 22,000,000 shares to 25,000,000; (par value $.0001); and (ii) create 5,000,000 shares of preferred stock (par value $.0001). The Board of Directors has the authority to issue shares of preferred stock from time to time and to fix such rights, preferences and privileges of such issuances.

         PRIVATE PLACEMENT OF SECURITIES - During fiscal 2004, the Company sold through a private placement, 14.74 units (each consisting of 50,000 common shares and 50,000 Class A Warrants). Each Class A Warrant has an exercise price of $2.00 and was to expire on January 3, 2007. The Company extended the expiration date of the Class A Warrants to July 1, 2009.

         During fiscal 2005, the Company completed a private placement through the sale of 10 units (each consisting of 10,000 common shares and 10,000 Class B Warrants) at a purchase price of $10,000 per unit for net proceeds of $95,000, net of transaction cost of approximately $5,000. Each Class B Warrant has an exercise price of $2.00 and expires on January 2, 2008. Subsequent to December 31, 2007, the Company extended the expiration date of the Class B Warrants to July 1, 2009.

         During fiscal 2006, the Company completed a private placement (the "Offering") through the sale of 15.859 units (each consisting of 60,000 common shares and 30,000 Class C Warrants) at a purchase price of $105,000 per unit for net proceeds of $1,420,937, net of transaction costs of approximately $244,000. Each Class C Warrant has an exercise price of $1.75 per share and expires on June 30, 2009.

         Pursuant to the Offering, the Placement Agent was issued 139,680 shares of the Company's common stock and a warrant to purchase 95,160 shares of common stock at an exercise price of $1.00 per share. The Placement Agent warrants expire on June 29, 2011. During the year ended December 31, 2007, the Placement Agent exercised 8,671 warrants using the cashless exercise provision, and received 4,086 shares of the Company's common stock.

         In addition, pursuant to the Offering, the Company issued options to purchase 50,000 shares of the Company's common stock at an exercise price of $.10 per share to a law firm in connection with legal services for the Offering. The options were valued at $95,000 and have been recorded as a cost of the Offering.

         PRIVATE PLACEMENT OF SERIES A CONVERTIBLE PREFERRED STOCK - During Fiscal 2008, through a private placement, the Company sold 445,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, for an issue price of $1.00 per share (the "Preferred Stock").The shares of Preferred Stock are convertible at the holders option, at any time, based upon a conversion price equal to the lower of $.50 per share or the average closing sales price over the ten trading dates preceding December 15, 2008, with a floor of $.25.

================================================================================
                                                                            F-10

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


         On December 15, 2008 the Preferred Stock automatically converted into common stock based upon the same conversion rate. As a result of the conversion option and that the Company's stock was trading above $.50 upon the issuance of certain of the Preferred Stock, this resulted in a non-cash beneficial conversion feature of $96,500 which was recognized as a non-cash dividend as of December 31, 2008.

         An individual related to one of the Company's officers purchased 250,000 shares of the Preferred Stock.

6.       SHARE-BASED COMPENSATION
         ------------------------

         WARRANTS - On September 26, 2005, the Company entered into a consulting agreement with a financial advisory firm. In connection with this agreement, the Company granted a warrant for the purchase of 100,000 shares of the Company's common stock. The warrant has an exercise price of $2.50 per share and expires on August 14, 2010.

         On June 26, 2008 the Company issued to an investment advisor 133,500 common stock purchase warrants for the purpose of providing investor awareness and business advisory services. The services were recorded equal to the value of the warrants and an expense of $30,488 is included in operating expenses for the year ended December 31, 2008.

         On July 1, 2008, the Company issued to investor and public relations company 250,000 common stock purchase warrants for the purpose of providing investor awareness and public relations advisory services. The warrants are immediately exercisable and expire on June 30, 2011. 150,000 of the warrants are exercisable at $.50 per share and contain a cashless exercise provision, and 100,000 of the warrants are exercisable at $.80 per share. The services were recorded equal to the value of the warrants and an expense of $139,177 is included in operating expenses for the year ended December 31, 2008.

         On October 10, 2008, the Company entered into a one year agreement with a consulting firm to provide investor relations services, which agreement would terminate by December 31, 2008 in the event the Company did not raise additional financing from the sale of common stock of at least $1,250,000. The agreement provided for guaranteed monthly cash payments of $5,000 for a minimum period of three months plus the grant of 125,000 stock purchase warrants. The warrants are immediately exercisable, have an exercise price of $.90, contain a cashless exercise provision and expire on October 14, 2011. The services were recorded equal to the value of the warrants and an expense of $103,670 is included in operating expenses for the year ended December 31, 2008. The remaining provisions of the agreement were canceled since the Company was unable to raise the additional financing.

         PURCHASE OF LISTS AND SEARCH ENGINE - On April 10, 2006, the Company granted 40,000 non-statutory stock options to an entity controlled by two of the officers of the Company, for the purchase of an email list of promotional products professionals and an industry specific search engine. The officers of the Company have waived their right to receive any benefit from the option grant, and the options were granted in the name of the minority shareholders of the related entity. The options have an exercise price of $2.50 per share and expire on April 10, 2011.

         RESTRICTED STOCK GRANTS - On January 16, 2008, the Company issued 20,000 shares of common stock to an employee in exchange for marketing and training services. The services were recorded equal to the value of the shares and an expense of $17,000 included in operating expenses for the year ended December 31, 2008.

================================================================================
                                                                            F-11

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


         On June 10, 2008, the Company issued 200,000 shares of common stock to two independent sales agents. The services were recorded equal to the value of the stock at the date of grant and an expense of $60,000 is included in operating expenses for the year ended December 31, 2008.

         SHARE BASED COMPENSATION PLAN - During fiscal 2005, the Company established, and the stockholders approved, an Employee Benefit and Consulting Services Compensation Plan (the "Plan") for the granting of up to 4,000,000 non-statutory and incentive stock options and stock awards to directors, officers, consultants and key employees of the Company.

         All stock options under the Plan are granted at or above the fair market value of the common stock at the grant date. Employee and non-employee stock options generally vest over periods ranging from one to three years and generally expire either five or ten years from the grant date.

         The Company's Plan is accounted for, in accordance with the recognition and measurement provisions of Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"). SFAS 123(R) requires compensation costs related to share-based payment transactions, including employee stock options, to be recognized in the financial statements. In addition, the Company adheres to the guidance set forth within Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 107, which provides the staff's views regarding the interaction between SFAS No. 123(R) and certain SEC rules and regulations and provides interpretations with respect to the valuation of share-based payments for public companies.

         The Company's results for the years ended December 31, 2008 and 2007 include employee share-based compensation expense totaling approximately $234,000 and $317,000, respectively. Such amounts have been included in the statement of operations within selling, general and administrative expenses. No income tax benefit has been recognized in the statement of operations for share-based compensation arrangements, due to a history of operating losses.

         The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model. The Company took into consideration guidance under SFAS 123(R) and SEC SAB 107 when reviewing and updating assumptions. The expected volatility is based upon historical volatility of the Company's stock and other contributing factors. The expected term is based upon observation of actual time elapsed between date of grant and exercise of options for all employees. Previously such assumptions were determined based on historical data.

         The estimated fair value of each option award granted was determined on the date of grant using the following weighted-average assumptions for option grants during the years ended December 31, 2008 and 2007:

                                                    2008               2007
         -----------------------------------------------------------------------

         Dividend Yield                               0.00%              0.00%
         Volatility                                 115.0%              58.23%
         Risk-Free Interest Rate                      3.13%              4.15%
         Expected Life                            5.00 YEARS        10.00 years

================================================================================
                                                                            F-12

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


         A summary of option activity under the Plan as of December 31, 2008, and changes during the year then ended is as follows:

                                                                                            Weighted
                                                                         Weighted           Average
                                                                          Average          Remaining          Aggregate
                                                                         Exercise         Contractual         Intrinsic
         OPTIONS                                        Shares             Price          Term (Years)          Value
         ------------------------------------------------------------------------------------------------------------------

         Outstanding, beginning of year                  2,221,222  $           1.18                5.74    $            -
         Granted                                         1,110,000               .98                8.58                 -
                                                  -----------------
         Outstanding, end of year                        3,331,222              1.11                6.02                 -
                                                  =========================================================================
         Exercisable, end of year                        2,219,600  $           1.15                4.76    $            -
                                                  =========================================================================

         For the years ended December 31, 2008 and 2007, total share-based compensation expense related to stock options was approximately
         $286,000 and $360,000, respectively. The weighted-average grant-date fair value of options granted during the years ended December 31, 2008 and 2007 was $.53 and $.86, respectively.

         The aggregate intrinsic value of options outstanding and options exercisable at December 31, 2008 is $0, and was calculated as the difference between the exercise price of the underlying options and the market price of the Company's common stock for the shares that had exercise prices, that were lower than the $0.77 closing price of the Company's common stock on December 31, 2008. The Company received no cash proceeds from options exercised in the years ended December 31, 2008 and 2007.

         A summary of the status of the Company's non-vested shares as of December 31, 2008 and the changes during the year ended December 31, 2008, is as follows:

                                                                                                              Weighted
                                                                                                              Average
                                                                                                             Grant-Date
         NON-VESTED SHARES                                                                  Shares           Fair Value
         -------------------------------------------------------------------------------------------------------------------

         Non-Vested, at January 1, 2008                                                         597,934  $              .36
         Granted                                                                              1,110,000                 .52
         Vested                                                                                (668,312)                .40
                                                                                       -------------------------------------
         Non-Vested, at December 31, 2008                                                     1,039,622  $              .50
                                                                                       =====================================

         As of December 31, 2008 and 2007, the fair value of unamortized compensation cost related to unvested stock option awards was approximately $405,000 and $108,000, respectively. Unamortized compensation cost as of December 31, 2008 is expected to be recognized over a remaining weighted-average vesting period of 3.2 years.

         COMMON SHARES RESERVED
         -------------------------------------------------------------------------------------------------------------------

         Class A Warrants                                                                                           737,000
         Class B Warrants                                                                                           100,000
         Class C Warrants                                                                                           475,788
         Placement Agent Warrants                                                                                    86,489
         2005 Stock Option Plan                                                                                   3,962,222
         Warrants  - Series 1 - 3                                                                                   375,000

============================================================================================================================
                                                                                                                        F-13

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


7.       COMMITMENTS AND CONTINGENCIES
         -----------------------------

         LEASE COMMITMENTS - The Company leases office space under non-cancelable operating leases, which expire in November 2011. The Company is obligated for the payment of real estate taxes under these leases. The Company is also currently leasing additional office space on a month-to-month basis. Minimum future rentals under non-cancelable lease commitments are as follows:

         YEARS ENDING DECEMBER 31,
         ----------------------------------------------------------------------

         2009                                              $            27,000
         2010                                                           31,000
         2011                                                           29,000


         Rent and real estate tax expense was approximately $92,000 and $85,000 for the years December 31, 2008 and 2007, respectively.

         EMPLOYMENT CONTRACTS - On March 1, 2005, the Company entered into employment contracts with two of its officers. The employment agreements provide for minimum annual salaries plus bonuses equal to 5% of pre-tax earnings (as defined) and other perquisites commonly found in such agreements. In addition, pursuant to the employment contracts, the Company granted the officers options to purchase up to an aggregate of 400,000 shares of common stock.

         On August 22, 2007, the Company approved a three year extension of the employment contracts with two of its officers expiring on February 28, 2011. The employment agreements provide for minimum annual salaries with scheduled increases per annum to occur on every anniversary date of the contract and extension commencing on March 1, 2008. A signing bonus of options to purchase 150,000 shares granted to each executive were fully vested at the date of the grant and exercisable at $1.20 per share through August 22, 2017. Ten year options to purchase 50,000 shares of common stock are to be granted at fair market value on each anniversary date of the contract and extension commencing March 1, 2008. Termination pay of one year base salary based upon the scheduled annual salary of each executive officer for the next contract year, plus the amount of bonuses paid (or entitle to be paid) to the executive for the current fiscal year of the preceding fiscal year, whichever is higher.

         Minimum aggregate future commitments under the employment contracts is as follows:

         YEARS ENDING DECEMBER 31,
         ----------------------------------------------------------------------

         2009                                                $         472,000
         2010                                                          520,000
         2011                                                           88,000

8.       CONCENTRATIONS
         --------------

         TRANSACTIONS WITH MAJOR CUSTOMERS - The Company sells its products to a geographically diverse group of customers, performs ongoing credit evaluations of its customers and generally does not require collateral. During the year ended December 31, 2008 two customers accounted for approximately 26% of net revenues and for the year ended December 31, 2007 a customer accounted for approximately 20% of net revenues.

================================================================================
                                                                            F-14

                                                                 ACE MARKETING &
                                                                PROMOTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================
YEARS ENDED DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------


9.       RELATED PARTY TRANSACTIONS
         --------------------------

         The Company purchased merchandise with a cost of approximately $3,000 and $5,000 for the years ended December 31, 2008 and 2007, respectively, from an entity that is owned by an individual related to one of the officers of the Company.

10.      SUPPLEMENTARY INFORMATION - STATEMENT OF CASH FLOWS
         ---------------------------------------------------

         Cash paid during the years for:

         YEARS ENDED DECEMBER 31,                 2008              2007
         -----------------------------------------------------------------------

         Interest                          $           1,042  $               -
                                           =====================================

         Income Taxes                      $               -  $               -
                                           =====================================

11.      JOINT MARKETING AND SALES AGREEMENT
         -----------------------------------

         In February 2007, the Company entered into a joint marketing and sales agreement with Atrium Enterprises Ltd. ("Atrium"). Atrium provides solutions to corporate customers through the design and application of performance improvement programs.

         The agreement provides for the Company to receive the exclusive rights to market and sell Atrium's products and services to its customers and provides Atrium the exclusive right to sell and market the Company's promotional services to its customers. The Company will receive a 50% commission on gross profit (as defined) from all sales of Atrium's products and services generated by the Company. Atrium will receive a 50% commission on gross profit (as defined) from all sales of the Company's promotional services generated by Atrium. In addition, Atrium was granted an option to purchase 70,000 shares of the Company's common stock at an exercise price of $2.50 per share. The options vest in three equal installments commencing on February 15, 2008, and expire four years after the date of grant. Services were recorded equal to the value of the options and an expense of approximately $16,000 and $14,000 is included in operating expenses for the year ended December 31, 2008 and 2007, respectively.

12.      SUBSEQUENT EVENT
         ----------------

         PRIVATE PLACEMENT - On February 3, 2009, the Company sold 500,000 shares of its common stock at $.50 per share to investors in a private transaction.

         CONSULTING AGREEMENT - In February 2009, the Company entered into an agreement with a consulting firm to provide investor relations services. The agreement provides for the issuance of 350,000 common stock purchase warrants, with an exercise price of $.80 and expires in February 2014. The warrants have a vesting period of 25% immediately and the remaining ratably on a monthly basis through January 2010.

         In addition, the consultant would be entitled to an additional advisory fee, subject to the Company completing a successful capital raise through the sale of its common stock of at least $1,250,000


================================================================================
                                                                            F-15

Item 9. Changes in and Disagreements with Accountants on Accounting and
-----------------------------------------------------------------------
Financial Disclosure.
---------------------

         Not Applicable.

Item 9.A(T) Controls and Procedures.
------------------------------------

Evaluation of Disclosure Controls and Procedures.
--------------------------------------------------

         As of the end of the period covered by this annual report, we carried out an evaluation, under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in the Exchange Act Rules 13a-15(e) and 15d-15(e)). Based upon the foregoing evaluation, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures are not effective, for the reasons discussed below, to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission ("SEC").

MANAGEMENT'S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

         Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act. Internal control over financial reporting is a process designed by, or under the supervision of, the company's principal executive and principal financial officers, and effected by the board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP including those policies and procedures that: (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with US GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and directors of the company, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

         Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with policies and procedures may deteriorate.

         Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we have assessed the effectiveness of our internal control over financial reporting as of December 31, 2008. In making this assessment, our management used the criteria described in INTERNAL CONTROL -- INTEGRATED FRAMEWORK issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Due to the inherent issue of segregation of duties in a small company, we have relied heavily on entity or management review controls to lessen the issue of segregation of duties. Based on this assessment and those criteria, our management concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2008.

         A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company's annual or interim financial statements will not be prevented or detected on a timely basis.

         Management identified the following material weaknesses as of December 31, 2008 that also existed at December 31, 2007.

INDEPENDENT BOARD OF DIRECTORS OR AUDIT COMMITTEE

         We do not have an independent board of directors or audit committee to oversee our internal control over financial reporting.

INFORMATION TECHNOLOGY

         Management identified certain control procedures that were not sufficiently documented relating to a) Entity Level management of the IT function b) Logical access to financial applications and company wide networks
c) the managing of operations for application and technology platforms.

REVENUE RECOGNITION AND COST OF REVENUE

         Revenue is recognized upon shipment of merchandise to customers and when title and risk of loss transfers to the customer. The verification of drop shipments to customers is not a centralized function, and we lack an effective process of timely identifying shipping dates and accurately matching revenue and related expenses. As such there is a potential of a misstatement as a result of a period cutoff error.

FINANCIAL REPORTING

         Management identified the following significant deficiencies that when aggregated give rise to a material weakness. These deficiencies include a) lack of review or evidence of review in the financial reporting process and the inability to understand and apply complex equity transactions b) manual processes and dual databases creating the need for excessive journal entries.

         Management identified the following additional material weaknesses as of December 31, 2008.

ACCOUNTS PAYABLE AND CASH DISBURSEMENTS

         As a result of our year end audit process a deficiency was noted in the application of payments to accounts payable which resulted in the recording of duplicate invoices and expense. The deficiency was a result of improper setting of access rights for a user of the accounts payable module which resulted in the payment of open invoices without relief of the liability.

MANAGEMENT'S PLAN OF REMEDIATION

INDEPENDENT BOARD OF DIRECTORS OR AUDIT COMMITTEE

         Due to the current size of the Company it does not intend to add independent board members at this time. This deficiency will be addressed if the Company shows substantial growth moving forward.

INFORMATION TECHNOLOGY

   a) Management will create and implement a weekly and monthly checklist of IT required function to assure all necessary actives are completed and documented.
   b) Management will limit access to all financial application to the Companies CEO, President and CFO. In addition all passwords will be changed on a quarterly basis.
   c) Management will review all software at least annually. Proper updates, patches, and licenses will be reviewed by IT and reported to CEO. In addition all changes will be tested and documented by IT and reported to CEO. All software quotes will be reviewed by management and IT. The review of alternative sourcing and products will be verified by IT and all confirmation emails will be sent to CEO for review.

REVENUE RECOGNITION AND COST OF REVENUE

         As of January 2009, management has implemented a change to address its deficiencies. The Company has centralized the verification of delivery to the tracking department. Orders can no longer move forward to the billing department until proof of delivery has been verified by the tracking department.

FINANCIAL REPORTING

   a) Management plans to address the lack of review or evidence of review in the financial reporting process and the inability to understand and apply complex equity transactions, by engaging a financial reporting consultant.
   b) Management is in the process of resolving the issue of manual processes and dual databases creating the need for excessive journal entries, by engaging a software company to create a link between the dual systems so that information flows back and forth dynamically, thus creating a single operating system.

ACCOUNTS PAYABLE AND CASH DISBURSEMENTS

         As of February 2009, management has implemented a change to address its deficiencies. The Company has granted access rights for the user of the accounts payable module which now results in the payment of open invoices to relieve the corresponding liability.

         This annual report does not include an attestation report of the Company's independent registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's independent registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management's report on internal control in this annual report.

CHANGES IN INTERNAL CONTROLS

         There have been no changes in our internal control over financial reporting during our most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9.B.  Other Information.
-----------------------------

         None.

                                    PART III

Item 10.  Directors, Executive Officers and Corporate Governance.
-----------------------------------------------------------------

         The names, ages and principal occupations of the Company's present officers and directors are listed below.


                                          FIRST BECAME DIRECTOR
     NAME (1)                     AGE         AND/OR OFFICER                    POSITION
     --------                     ---         --------------               -----------------

     Dean Julia                    41              1998            Chief Executive Officer/ Secretary/
                                                                   Treasurer/Director/Co-Founder
     Michael Trepeta               37              1998            President/Director/Co-Founder
     Scott Novack                  41              1998            Director/Co-Founder
     Sean McDonnell                46              2005            Chief Financial Officer

(1) Directors are elected at the annual meeting of stockholders and hold office until the following annual meeting.

         The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

MANAGEMENT TEAM

         Our officers, directors and founders each have experience in the development of early stage companies including business strategies, products and services and financing.

DEAN L. JULIA

         Mr. Julia holds a Bachelor of Business Administration from Hofstra University received in 1990. Since that time, Mr. Julia has been associated with various broker/dealers as a stockbroker where he was involved in the funding of numerous development stage and growth companies. From 1991 to 1996, Mr. Julia served as a Vice President for Reich & Co. From 1993 to 1994, he was Vice President for D. Blech & Co. From 1994 to 1995, he served as a Vice President for GKN Securities; and from 1995 to 1996 he served as Vice President for Rickel & Associates. From September 1996 through February 1998, Mr. Julia served as President and Chief Executive Officer of DLJ Consulting, a financial intermediary consultant for public and private companies. In 1998, Mr. Julia co-founded us and became an officer, director and principal stockholder of our company and a full time employee.

MICHAEL D. TREPETA

         Mr. Trepeta received a Bachelor of Science Degree in Applied Economics and Business Management with a minor in Communications from Cornell University in 1993. Since that time, Mr. Trepeta has been associated with various broker/dealers as a stockbroker where he was involved in the funding of numerous development stage and growth companies. Mr. Trepeta was a Vice President of Investments at Joseph Roberts & Co. in 1994 and a Vice President of Investments at Rickel & Associates from 1995-1996. From September of 1996 through February 1998, he has served as President of MDT Consulting Group, Inc., a corporation contracted by publicly traded companies to serve as a financial intermediary to investment bankers and to assist in developing products, services, and business strategies. In 1998, Mr. Trepeta co-founded us and he became an officer, director and principal owner of our company and a full time employee.

SCOTT J. NOVACK

         Mr. Novack holds a Bachelor of Business Administration from Hofstra University received in 1990. From 1993-1994, Mr. Novack was a Vice President at
D. Blech & Co., a New York investment bank specializing in raising venture capital money for early stage companies. From 1994-1995, Mr. Novack was a Vice President at GKN Securities, a New York based investment bank. From 1995-1996, Mr. Novack was a Vice President at Rickel Associates, a New York based investment bank. Mr. Novack was the President of SJN Consulting Group, Inc., a privately held company, from 1996 to 2003. SJN was a corporation contracted by publicly traded companies to serve as a financial intermediary to investment bankers and to assist in developing products, services, and business strategies. Since 2003, Mr. Novack is a private investor who invests for his own account. In 1998, Mr. Novack co-founded us and became a director of our company.

SEAN MCDONNELL

         Sean J. McDonnell, Certified Public Accountant, has been self employed and in private accounting practice since January 1990 handling many different types of business entities and associations. Mr. McDonnell has spent much of his time helping his customers grow their companies and acquire financing for the purchase of buildings and equipment. Prior to starting his own practice, he was employed from 1985 - 1990 as a senior staff member in the accounting firm of Breiner & Bodian CPA's. After graduating from Dowling College in 1984, he was employed by Kenneth Silver C.P.A. from 1984 - 1985. He is currently serving on the boards of the Police Athletic League, North East Youth Sports Association and Sound Beach Soccer Club, Inc. Mr. McDonnell has served as our Chief Financial Officer since January 3, 2005 and currently as an employee, he devotes such time to our affairs as is necessary for the performance of his duties.

LACK OF COMMITTEES
------------------

         Our Company has no audit, compensation or nominating committees of our board of directors or committees performing similar functions. We are currently seeking to nominate and appoint to the board two independent directors and to form an audit committee consisting of the two independent directors. It is our goal that at least, one of the two independent directors would be deemed a "Financial Expert" within the meaning of Sarbanes-Oxley Act of 2002, as amended.

         Under the National Association of Securities Dealers Automated Quotations definition, an "independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board's discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;
(3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of Ace has served on that company's compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of Ace's outside auditor.

         The term "Financial Expert" is defined as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

         We can provide no assurances that our board's efforts to select two persons to serve as independent directors on the Board of Directors (at least one of which is a "Financial Expert") and on the proposed audit committee will be successful. In the event an audit committee is established, its first responsibility would be to adopt a written charter. Such charter would be expected to include, among other things:

         o being directly responsible for the appointment, compensation and oversight of our independent auditor, which shall report directly to the audit committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;
         o annually reviewing and reassessing the adequacy of the committee's formal charter;
         o reviewing the annual audited financial statements with our management and the independent auditors and the adequacy of our internal accounting controls;
         o reviewing analyses prepared by our management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
         o        reviewing the independence of the independent auditors;
         o reviewing our auditing and accounting principles and practices with the independent auditors and reviewing major changes to our auditing and accounting principles and practices as suggested by the independent auditor or its management;
         o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and
         o all responsibilities given to the audit committee by virtue of the Sarbanes-Oxley Act of 2002, which was signed into law by President George W. Bush on July 30, 2002.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish us with copies of all
Section 16(a) forms they file. During fiscal 2008, none of our officers, directors or 10% or greater stockholders failed to file or filed any forms late to the best of our knowledge, except for certain Form 4 filings of Glenwood Capital and Peter Chung.

Item 11.  Executive Compensation.
-----------------------------------------------------------

SUMMARY COMPENSATION TABLE

         The following table sets forth the overall compensation earned over the fiscal year ended December 31, 2007 and 2008 by (1) each person who served as the principal executive officer of the Company during fiscal year 2008; (2) the Company's most highly compensated (up to a maximum of two) executive officers as of December 31, 2008 with compensation during fiscal year 2008 of $100,000 or more; and (3) those two individuals, if any, who would have otherwise been in included in section (2) above but for the fact that they were not serving as an executive of the Company as of December 31, 2008.


                                                             SALARY COMPENSATION
                                                        ----------------------------
                                                                     NON-EQUITY      NONQUALIFIED
NAME AND                                                  OPTIONS    INCENTIVE PLAN  DEFERRED       ALL OTHER
PRINCIPAL             FISCAL           BONUS    STOCK     AWARDS     COMPENSATION    COMPENSATION   COMPENSATION
POSITION              YEAR   SALARY($) ($)      AWARDS    ($)(1)     ($)             EARNINGS ($)   ($)(2)(3)   TOTAL ($)
--------------------- ------ --------- -------- ------- -------------------------------------------------------------------
Dean L. Julia         2007   $188,000  --        --       $145,667   --              --             $ 15,112    $  348,779
Chief Executive       2008   $216,000  --        --       $ 32,648   --              --             $ 13,368    $  262,016
 Officer

Michael D. Trepeta    2007   $188,000  --        --       $145,667   --              --             $  15,112   $  348,779
President             2008   $216,000  --        --       $ 32,648   --              --             $  12,447   $  261,095

--------------------

(1) Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.
         FAS 123R requires the company to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vest). As a general rule, for time-in-service-based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. For a description FAS 123 R and the assumptions used in determining the value of the options under the Black-Scholes model of valuation, see the notes to the financial statements included with this Form 10-K.

 (2) Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000;
         (ii) any "gross-ups" or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the named executive officer; and (vii) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

(3) Includes compensation for service as a director described under Director Compensation, below.

                                       36



         For a description of the material terms of each named executive officers' employment agreement, including the terms of the terms of any common share purchase option grants, see that section of this Form 10-K captioned
"Employment Agreements."

         No outstanding common share purchase option or other equity-based award granted to or held by any named executive officer in 2008 were repriced or otherwise materially modified, including extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined, nor was there any waiver or modification of any specified performance target, goal or condition to payout.

         For a description of the material terms of any contract, agreement, plan or other arrangement that provides for any payment to a named executive officer in connection with his or her resignation, retirement or other termination, or a change in control of the company see "Employment Agreements".

EXECUTIVE OFFICER OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

         The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by each of our named executive officers that were outstanding as of December 31, 2008.

                             OPTION AWARDS                                             STOCK AWARDS
---------------------------------------------------------------------------- ---------------------------------------------------
                                                                                                     EQUITY
                                                                                                     INCENTIVE
                                                                                                     PLAN
                                                                                                     AWARDS:
                                                                                                     NUMBER     EQUITY
                                        EQUITY                                                       OF         INCENTIVE PLAN
                                        INCENTIVE PLAN                                               UNEARNED   AWARDS:
                                        AWARDS:                                          MARKET      SHARES,    MARKET OR
              NUMBER OF   NUMBER OF     NUMBER OF                            NUMBER OF   VALUE OF    UNITS OR   PAYOUT VALUE OF
              SECURITIES  SECURITIES    SECURITIES                           SHARES OR   SHARES OR   OTHER      UNEARNED
              UNDERLYING  UNDERLYING    UNDERLYING                           UNITS OF    UNITS OF    RIGHTS     SHARES, UNITS OR
              UNEXERCISED UNEXERCISED   UNEXERCISED    OPTION     OPTION     STOCK THAT  STOCK THAT  THAT HAVE  OTHER RIGHTS
              OPTIONS(#)  OPTIONS(#)    UNEARNED       EXERCISE   EXPIRATION HAVE NOT    HAVE NOT    NOT        THAT HAVE NOT
NAME          EXERCISABLE UNEXERCISABE  OPTIONS (#)    PRICE ($)  DATE       VESTED (#)  VESTED      VESTED     VESTED
------------- ----------- ------------  -------------- --------- ----------- ---------------------------------------------------
Dean L. Julia 250,000     --            --             $ 1.00   01/03/15     --          --          --         --
(1)           200,000     --                           $ 1.20   12/28/15
              150,000     --            --             $ 1.20   08/22/17
               50,000                                  $ 1.20   03/01/13
Michael D.
 Trepeta      250,000     --            --             $ 1.00   1/03/15      --          --          --         --
(1)           200,000     --                           $ 1.20   12/28/15
              150,000     --            --             $ 1.20   08/22/17     --          --          --         --
               50,000                                  $ 1.20   03/01/13
--------------

(1) Common Stock purchase options to acquire 250,000 shares of common stock at $1.00 per share were granted on January 3, 2005. These options were fully exercisable (vested) upon grant. Options granted on December 28, 2005 vest and are exercisable immediately as to one-half of the options and the balance vested and became exercisable on December 28, 2008.
         Common Stock purchase options to acquire 150,000 shares of Common Stock were granted on August 23, 2007, exercisable at $1.20 per share and fully vested at the date of grant. All options contain cashless exercise provisions.

EMPLOYMENT AGREEMENTS

         Each of the following executive officers is a party to an employment agreement with the Company.

NAME               POSITION                     ANNUAL SALARY (1)     BONUS (2)

Dean L. Julia      Chief Financial Officer          $ 216,000         Annual bonuses of at least
                                                                      5% of pre-tax earn ngs
Michael Trepeta    President                        $ 216,000         Annual bonuses of at least 5%
                                                                      of pre-tax earn ngs
----------
(1)  Annual salary is for 2008. Compensation of each executive officer named in the table above has his monthly base salary increased by $2,000 each subsequent March 1st during the term of the agreement and any extensions thereof. The current monthly base salary of $18,000 was scheduled to increase to $20,000 on March 1, 2009; however, as a result of the financial outlook of the economy and the difficult environment in which Ace is operating under, our two executive officers have held off on their annual monthly increase in wages and they will re-evaluate this decision on a monthly basis.

(2) Annual bonuses are paid by us by the last business day of March for the preceding calendar (fiscal) year, except in the event of termination prior to the end of any fiscal year (other than termination for cause), a pro rata portion of the annual bonus shall be paid within 30 days of termination.

         A summary of each Executive's employment agreement, as amended, is as follows:

         Each employment agreement, as amended, expires on February 29, 2011. The Agreement shall be automatically renewed for a period of two years thereafter unless the Executive gives 60 days prior written notice of his intention not to renew this Agreement prior to the end of the initial Term. Each employment agreement may not be terminated without cause. However, it may be terminated at any time by the Executive upon written three-month notice. In such event, the Company shall be relieved of all of its obligations under the Agreement, except for payment of the Executive's Base Salary and Annual Bonus earned and unpaid through the effective date of termination, those obligations with respect to indemnification and director and officer insurance and severance pay as described below.

         We may terminate the Executive's employment for cause ("Cause") as defined in the Agreement. In the event this Agreement is terminated for cause, the Executive's Base Salary and any unearned Annual Bonus, severance pay and all benefits shall terminate immediately upon such discharge, and we shall have no further obligations to the Executive except for payment and reimbursement for any monies due which right to payment or reimbursement accrued prior to such termination.

         We may terminate this Agreement upon the disability as defined in the Agreement or death of the Executive by giving written notice to the Executive. In the case of disability, such termination will become effective immediately upon the giving of such notice unless otherwise specified by us. Upon any such termination, we shall be relieved of all our obligations under the Executive's employment, except for payment of the Executive's Base Salary and Annual Bonus earned and unpaid through the effective date of termination and severance pay.

         We have agreed to defend and indemnify each Executive in his capacity as an officer against all claims, judgments, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of, based upon, or related to his performance of services to us, to the maximum extent permitted under law. We will also use our reasonable best efforts to include each Executive as an insured under all applicable directors' and officers' liability insurance policies maintained by us.

         Each Executive is also entitled to the following additional benefits:

          o $2,000 per month pay raise on each March 1 during the term of the Agreement and any extension thereof;
          o The annual grant on March 1 of each year of ten-year stock options to purchase 50,000 shares at an exercise price equal to the then fair market value of our common stock as determined by the Board. On December 28, 2005, Messrs. Trepeta and Julia each agreed to amend their employment contracts to eliminate the automatic annual grant of options in consideration of the grant of ten year options to purchase 200,000 shares exercisable at $1.20 per share, with one-half immediately vested and the other half vested on December 28, 2008 irrespective of employment or termination thereof; Pursuant to a three-year extension of their employment agreements, the automatic grant of 50,000 options at fair market value on each anniversary date of the contract recommenced on March 1, 2008. A signing bonus was paid to each executive consisting of options to purchase 150,000 shares, fully vested at the date of grant and exercisable at $1.20 per share at any time through August 22, 1017;
          o Election to the Board of Directors and during the term of employment, the Board's nomination for re-election to the Board;
          o Paid disability insurance and term life insurance for the benefit of each Executive's family in an amount fixed by the Board at a cost not to exceed $10,000 per annum;
          o    Use of company automobile with all related costs paid for by us;
          o    Health insurance;
          o    Right to participate in any pensions of our company;
          o Termination pay of one-year base salary based upon the scheduled annual salary of each executive officer for the next contract year, plus the amount of bonuses paid or entitled to be paid to the executive for the current fiscal year or the preceding fiscal year, whichever is higher;
          o    Health insurance; and
          o    Right to participate in any pensions of our company.


                              CORPORATE GOVERNANCE

BOARD OF DIRECTORS

BOARD MEMBERS WHO ARE DEEMED INDEPENDENT

         Our board of directors has determined that none of our directors are "independent" as that term is defined by the National Association of Securities Dealers Automated Quotations ("NASDAQ"). See "Lack of Committees" for the NASDAQ definition of "Independent Director."

DIRECTOR COMPENSATION

STOCK OPTIONS

         Stock options and equity compensation awards to our non-employee / non-executive director are at the discretion of the Board. To date, no options or equity awards have been made to our non-employee / non-executive director.

CASH COMPENSATION

         Our non-employee / non-executive director is eligible to receive a fee of $500 to be paid for attending each Board meeting; however, no fees were paid in 2008.

TRAVEL EXPENSES

         All directors shall be reimbursed for their reasonable out of pocket expenses associated with attending the meeting.

DIRECTOR COMPENSATION

         The following table shows the overall compensation earned for the 2008 fiscal year with respect to each non-employee and non-executive director as of December 31, 2008.


                                                                  DIRECTOR COMPENSATION
                              ------------------------------------------------------------------------------------------
                              FEES
                              EARNED                           NON-EQUITY      NONQUALIFIED
NAME AND                      OR PAID              OPTION      INCENTIVE PLAN  DEFERRED        ALL OTHER
PRINCIPAL                     IN CASH  STOCK       AWARDS      COMPENSATION    COMPENSATION    COMPENSATION ($)
POSITION                      ($)      AWARDS ($)  (1)         ($)(2)          EARNINGS($)     (3)              TOTAL ($)
---------------------------   -------  ----------  ----------  -------------   -------------   ---------------- ---------
Scott Novack, Director        --       --          --          --              --              --             --

-----------------------

(1) Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R. FAS
     123R requires the company to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vest). As a general rule, for time-in-service-based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. For a description FAS 123 R and the assumptions used in determining the value of the options under the Black-Scholes model of valuation, see the notes to the financial statements included with this Form 10-K.

(2)  Excludes awards or earnings reported in preceding columns.

(3) Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any "gross-ups" or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or


                                       40



     constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the director; (vii) any consulting fees earned, or paid or payable; (viii) any annual costs of payments and promises of payments pursuant to a director legacy program and similar charitable awards program; and (ix) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

2005 Employee Benefit and Consulting Services Compensation Plan
---------------------------------------------------------------

         On January 3, 2005, our company established an Employee Benefit and Consulting Services Compensation Plan (the "2005 Plan") covering 2,000,000 shares, which 2005 Plan was ratified by our stockholders on February 9, 2005. On August 12, 2005, the company's stockholders approved a 2,000,000 share increase in the 2005 Plan to 4,000,000 shares.

ADMINISTRATION
--------------

         Our board of directors administers the 2005 Plan, has the authority to determine and designate officers, employees, directors and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The board may, in its sole discretion, accelerate the vesting of awards.

TYPES OF AWARDS
---------------

         The 2005 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2005 Plan contains provisions for granting non-statutory stock options and incentive stock options and common stock awards.

         STOCK OPTIONS. A "stock option" is a contractual right to purchase a number of shares of common stock at a price determined on the date the option is granted. An incentive stock option is an option granted under the Internal Revenue Code of 1986 to our employees with certain tax advantages to the grantee over non-statutory stock options. The option price per share of common stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price in the case of incentive stock options shall not be less than 100% of the fair market value of the common stock on the date of grant and may be granted below fair market value in the case of non-statutory stock options. Incentive stock options granted to owners of 10% or more of our common stock must be granted at an exercise price of at least 110% of the fair market value of our common stock and may not have a term greater than five years. Also, the value of incentive options vesting to any employee cannot exceed $100,000 in any calendar year. The option price of our options must be paid in cash, money order, check or common stock of the company. The non-statutory stock options may also contain at the time of grant, at the discretion of the board, certain other cashless exercise provisions. These cashless exercise provisions are included in the currently outstanding non-statutory stock options granted by the board.

         Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the optionee ceases to be an employee of our company for any reason other than death, any incentive stock option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the optionee's death, any incentive stock option exercisable at the date of death may be exercised by the legal heirs of the optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the optionee, any incentive stock options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the board of directors at the date of grant of each respective option.

         COMMON STOCK AWARD. Common stock awards are shares of common stock that will be issued to a recipient at the end of a restriction period, if any, specified by the board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of common stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the board, the restricted stock award will be terminated.

AWARDS
------

          As of December 31, 2008, the Company has granted non-statutory stock options to purchase 3,331,222 shares of the Company's Common Stock which are currently outstanding at exercise prices ranging from $.80 per share to $ 2.50 per share, exclusive of options which have been cancelled since the date of grant. The board has granted options with varying terms.

         It is not possible to predict the individuals who will receive future awards under the Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board. The table below contains information as of December 31, 2008 on the known benefits provided to certain persons and group of persons under the Plan.

   ----------------------------------------------------- ---------------- ---------------- ------------------------
                                                            NUMBER OF        RANGE OF       VALUE OF UNEXERCISED
                                                         SHARES SUBJECT   EXERCISE PRICE         OPTIONS AT
                                                           TO OPTIONS      ($) PER SHARE    DECEMBER 31, 2008 (1)
   ----------------------------------------------------- ---------------- ---------------- ------------------------

   ----------------------------------------------------- ---------------- ---------------- ------------------------
   Dean L. Julia, Chief Executive Officer (2)                650,000      $.80 - $1.20              $-0-
   ----------------------------------------------------- ---------------- ---------------- ------------------------
   Michael D. Trepeta, President (2)                         650,000      $.80 - $1.20              $-0-
   ----------------------------------------------------- ---------------- ---------------- ------------------------
   Sean McDonnell, Chief Financial officer                    50,000      $1.00                     $-0-
   ----------------------------------------------------- ---------------- ---------------- ------------------------
   Three Executive Officers As a group                     1,350,000      $.80 - $1.20              $-0-
   ----------------------------------------------------- ---------------- ---------------- ------------------------
   Non-Executive Officer, Employees and Consultants        1,981,222      $.80-$ 2.50               $-0-
   ----------------------------------------------------- ---------------- ---------------- ------------------------

(1) Value is normally calculated by multiplying (a) the difference between the market value per share at period end (i.e. $.77 based upon a last sale on December 31, 2008) and the option exercise price by (b) the number of shares of Common Stock underlying the option.

(2) Excludes options to purchase 50,000 shares, exercisable at $.65 per share granted on March 1, 2009.

ELIGIBILITY
-----------

         Our officers, employees, directors and consultants of Ace and our subsidiaries are eligible to be granted stock options, and common stock awards.

TERMINATION OR AMENDMENT OF THE 2005 PLAN
-----------------------------------------

         The board may at any time amend, discontinue, or terminate all or any part of the 2005 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Item 12. Security Ownership of Certain Beneficial Owners and Management and
---------------------------------------------------------------------------
Related Stockholder Matters.
----------------------------

         As of March 25, 2009, the Company had outstanding 9,717,615 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group.

------------------------------------------------------------- ------------------------------- ------------------------

          NAME AND ADDRESS OF BENEFICIAL OWNER (1)                   NUMBER OF COMMON             APPROXIMATE
                                                                          SHARES                   PERCENTAGE
----------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS:
------------------------------------------------------------- ------------------------------- ------------------------

------------------------------------------------------------- ------------------------------- ------------------------
Scott Novack                                                            1,052,402                      10.8
457 Rockaway Avenue
Valley Stream, NY 11583
------------------------------------------------------------- ------------------------------- ------------------------

------------------------------------------------------------- ------------------------------- ------------------------
Michael D. Trepeta
457 Rockaway Avenue
Valley Stream, NY 11583(2)                                              1,716,402                      16.5
------------------------------------------------------------- ------------------------------- ------------------------
Dean L. Julia
457 Rockaway Avenue
Valley Stream, NY 11583 (2)                                             1,686,901                      16.2
------------------------------------------------------------- ------------------------------- ------------------------

------------------------------------------------------------- ------------------------------- ------------------------
Sean McDonnell                                                             50,000                        .5
457 Rockaway Avenue
Valley Stream, NY 11583 (3)
------------------------------------------------------------- ------------------------------- ------------------------

------------------------------------------------------------- ------------------------------- ------------------------
All Directors and Officers as a
Group (four persons) (4)                                                4,505,705                      40.5
------------------------------------------------------------- ------------------------------- ------------------------

------------------------------------------------------------- ------------------------------- ------------------------
Domenico Iannucci                                                         989,660                       9.5
One Windsor Drive
Muttontown, NY 11753 (5)
------------------------------------------------------------- ------------------------------- ------------------------

                                       43



---------------
(1)   Beneficial ownership is determined in accordance with Rule 13d-3 under the
      Securities Exchange Act of 1934, as amended, and is generally determined by voting powers and/or investment powers with respect to securities.
      Unless otherwise noted, all of such shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity, which are exercisable within sixty (60) days from the date hereof, have been exercised or converted as the case may be, but not for the purposes of determining the number of outstanding shares held by any other named beneficial owner.
(2)   Includes options to purchase 700,000 shares.
(3)   Includes options to purchase 50,000 shares.
(4)   Includes options to purchase 1,150,000 shares.
(5)   Includes 539,660 shares of Common Stock, Class A Warrants to purchase
      300,000 shares and Class B Warrants to purchase 50,000 shares and includes options to purchase 100,000 shares.


SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.
-------------------------------------------------------------------

         The following summary information is as of December 31, 2008 and relates to our 2005 Plan described elsewhere herein pursuant to which we have granted options to purchase our common stock:


------------------------------- ------------------------------ ---------------------- --------------------------------
                                (a)                            (b)                    (c)
------------------------------- ------------------------------ ---------------------- --------------------------------
                                                                                      Number of securities
                                                                                      remaining available for
                                Number of shares of common     Weighted average       future issuance under
                                stock to be issued upon        exercise price of      equity compensation plans
                                exercise                       outstanding            (excluding shares
Plan category                   of outstanding options         options                reflected in column (a)
------------------------------- ------------------------------ ---------------------- --------------------------------
Equity compensation                       3,331,222                    1.11                      2,215,814
Plans  (1)
------------------------------- ------------------------------ ---------------------- --------------------------------

(1) Options exercisable at December 31, 2008 include 3,331,222 shares with a weighted average exercise price of $.80 to $2.50 per share and aggregate intrinsic value of $0.00.

Item 13. Certain Relationships and Related Transactions and Director
--------------------------------------------------------------------
Independence.
-------------

Related Party Transactions
--------------------------

         Michael Trepeta's wife has a company which is a candle supplier. From time-to-time, we have in the past and may in the future purchase candle supplies from her company. During 2004, 2005, 2006, 2007 and 2008 we purchased a total of $20,471, $10,313, $8,657, $4,934 and $3,165, respectively, from her company.

         The transactions above were approved by the Board of Directors based upon obtaining at least three competitive quotes and Mr. Trepeta's wife being the best price. Accordingly, the transactions described above were believed by Management to be on terms that are at least as favorable to us as the terms we could have obtained from an unaffiliated third party.

         In the future, we expect to have one or more members of our Board be independent directors of our company. It is anticipated that future transactions between us and our executive officers and directors and other affiliated parties will be approved by the then disinterested members of the Board and, if not a majority of the Board, then by our independent director(s) through a committee appointed by the Board.

Director Independence
---------------------

         Under the National Association of Securities Dealers Automated Quotations definition, an "independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board's discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;
(3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of Ace has served on that company's compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of Ace's outside auditor. Our board of directors has determined that none of our directors are "independent" as that term is defined by the National Association of Securities Dealers Automated Quotations ("NASDAQ").

Other Recent Transactions
-------------------------

         On February 24, 2009, the Company entered into an Agreement with Legend Securities, Inc. for a term of one (1) year (the "Term"). Legend has agreed to provide services outlined below to increase investor awareness. The services include the following:

         o assistance with investor presentations such as, but not limited to, PowerPoint slide presentations, broker/dealer fact sheets, financial projections and budgets;

         o        sponsorship to capital conferences;
         o        identification and evaluation of financing transactions;
         o identification and evaluation of acquisition and/or merger candidates;
         o introductions to broker dealers, research analysts, and investment companies that Legend believes could be helpful to the Company.

         For their services Legend shall receive warrants to purchase 350,000 shares of the Company's restricted Common Stock, exercisable at $.80 per share, over a term of five (5) years, with the warrants investing 25% immediately and the balance in monthly incremental amounts through January 2010.

         Also, in consideration for the services described herein and subject to the completion of the Company's successful raise of net proceeds of at least $1,250,000 from the sale of its common stock, excluding common stock sold pursuant to commitments obtained prior to the date of this agreement (hereinafter referred to the "CAPITAL TRANSACTION"), the Company shall accrue a monthly advisory fee of ten thousand dollars ($10,000.00) per month (the "MONTHLY ADVISORY FEE"). All accrued monthly advisory fees shall be paid to Legend on the Closing Date of the Capital Transaction and thereafter the Monthly Advisory Fee shall be paid no later than the fifteenth (15th) day of each monthly anniversary of the Effective Date during the Term of this Agreement.

         On March 25, 2009, the Board of Directors extended the expiration date of the Company's Class A and Class B Warrants to the close of business on July 1, 2009.

Item 14.  Principal Accountant Fees and Services.
-------------------------------------------------

AUDIT FEES

         For the fiscal year ended December 31, 2008 and 2007, the aggregate fees billed or expected to be billed for professional services rendered by Holtz Rubenstein Reminick LLP ("independent auditors") for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports and filings under the Securities Act of 1933 totaled approximately $69,000 and $54,000, respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the fiscal years ended December 31, 2008 and 2007, there were $-0-in fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

ALL OTHER FEES

         For the fiscal years ended December 31, 2008 and 2007, there were no fees paid or billed for preparation of corporate tax returns, tax research and other professional services rendered by the Company's independent auditors.

AUDIT COMMITTEE - PRE-APPROVAL

         The Company does not have a standing audit committee. Therefore, all services provided to the Company by Holtz Rubenstein Reminick LLP as detailed above, were pre-approved by the board of Directors and all work of said firm was performed solely by their permanent employees.

Item 15. Exhibits and Financial Statement Schedules
---------------------------------------------------

(a)      FINANCIAL STATEMENTS

         The following documents are filed under "ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA," beginning on page F-1 through page F-15 and are included as part of this Form 10-K as the financial statements of the Company for the years ended December 31, 2008 and 2007:

         Reports of Independent Registered Public Accounting Firms
         Balance Sheets
         Statements of Operations
         Statement of Stockholders' Equity
         Notes to Financial Statements

(b)      EXHIBITS


Exhibit                 Description
-------                 -----------
No.
---
3.1           Articles of Incorporation filed March 26, 1998 (1)
3.2           Amendment to Articles of Incorporation filed June 10, 1999 (1)
3.3           Amendment to Articles of Incorporation approved by stockholders on February 9, 2005(1)
3.4           Amended By-Laws (1)
10.1          Employment Agreement - Michael Trepeta (2)
10.2          Employment Agreement - Dean Julia (2)
10.3          Amendments to Employment Agreement - Michael Trepeta (5)(7)
10.4          Amendments to Employment Agreement - Dean L. Julia (5)(7)
10.5          Joint Venture Agreement with Atrium Enterprises Ltd. (6)
10.6          Agreement with Aon Consulting (6)
11.1          Statement  Statement re: Computation of per share earnings. See Statement of Operations and
              Notes to Financial Statements
14.1          Code of Ethics/Code of Conduct (5)
21.1          Subsidiaries of the Issuer - None in 2007
23.1          Consent of by Holtz Rubenstein Reminick LLP (3)
31.1          Chief Executive Officer Rule 13a-14(a)/15d-14(a) Certification (3)
31.2          Chief Financial Officer Rule 13a-14(a)/15d-14(a) Certification (3)
32.1          Chief Executive Officer Section 1350 Certification (3)
32.2          Chief Financial Officer Section 1350 Certification (3)
99.1          2005 Employee Benefit and Consulting Services Compensation Plan(2)
99.2          Form of Class A Warrant (2)
99.3          Form of Class B Warrant (2)
99.4          Amendment to 2005 Plan (4)
99.5          Form of Class C Warrant (8)
99.6          Release of Earnings - 2008 (3)
99.7          March 26, 2009 Press Release (3)

-----------

(1) Incorporated by reference to Registrant's Registration Statement on Form 10-SB as filed with the Commission on February 10, 2005.

(2) Incorporated by reference to Registrant's Registration Statement on Form 10-SB/A as filed with the Commission March 18, 2005.

(3)     Filed herewith.

(4) Incorporated by reference to the Registrant's Form 10-QSB/A filed with the Commission on August 18, 2005.

(5) Incorporated by reference to the Registrant's Form 10-KSB for its fiscal year ended December 31, 2005.

(6) Incorporated by reference to the Registrant's Form 10-KSB for its fiscal year ended December 31, 2006.

(7) Incorporated by reference to the Registrant's Form 8-K dated September 21, 2007.

(8) Incorporated by reference to the Registrant's Form 10-QSB for its quarter ended September 30, 2006.



(c)      FINANCIAL STATEMENT SCHEDULES

         We are not filing any financial statement schedules as part of this Form 10-K because such schedules are either not applicable or the required information is included in the financial statements or notes thereto.

                                   SIGNATURES

         Pursuant to the requirements Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ACE MARKETING & PROMOTIONS, INC.

                                       By: /s/ Dean L. Julia
                                           -----------------------------------
                                            Dean L. Julia, Chairman of the
                                            Board and Chief Executive Officer

Dated:  Valley Stream, New York
March 27, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signatures                        Title                           Date
----------                        -----                           ----

/s/ Dean L. Julia                 Chairman of the Board           March 27, 2009
--------------------------        Chief Executive Officer
Dean L. Julia

/s/ Sean McDonnell                Chief Financial Officer         March 27, 2009
--------------------------
Sean McDonnell

/s/ Michael D. Trepeta            President, Director             March 27, 2009
--------------------------
Michael D. Trepeta

/s/ Scott Novack                  Director                        March 27, 2009
--------------------------
Scott Novack


Dean L. Julia, Michael D. Trepeta and Scott Novack represent all the current members of the Board of Directors.

[Left blank intentionally]

EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                        ACE MARKETING & PROMOTIONS, INC.

                Under Section 805 of the Business Corporation Law

         It is hereby certified that:

         1. The name of the Corporation is Ace Marketing & Promotions, Inc.

         2. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 26, 1998.

         3. The Certificate of Incorporation is amended as follows:

                  To amend Article FOURTH of the Certificate of Incorporation to increase the authorized number of shares of Common Stock. Currently the corporation is authorized to issue 25,000,000 common shares at $.0001 par value. The corporation shall add 75,000,000 common shares at a $.0001 par value for a total of 100,000,000 common shares with a $.0001 par value. The corporation's authorized 5,000,000 preferred shares at $.0001 par value shall remain unchanged. Accordingly, Article FOURTH of the Certificate of Incorporation is hereby amended and changed in its entirety, to now read as follows:

                  "FOURTH. The total number of shares of stock which the corporation shall have authority to issue is one-hundred five million (105,000,000), of which one-hundred million (10,000,000) shares of the par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to ten thousand ($10,000), shall be common stock and of which five million (5,000,000) shares of the par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to five hundred ($500), shall be preferred stock.

                  The voting powers, designations, preferences and relative, participating optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series, shall be fixed by one or more resolutions providing for the issue of such stock adopted by the Corporation's board of directors, in accordance with the provisions of Section 502 of the Business Corporation Law of New York and the board of directors is expressly vested with authority to adopt one or more such resolutions."

         4. Pursuant to Section 803(a) of the Business Corporation Law, this amendment to the Certificate of Incorporation was authorized by unanimous consent of the board of directors of the Corporation on August 28, 2009 pursuant to Section 708(b) of the Business Corporation Law and by a majority of the outstanding shares entitled to vote at a meeting of stockholders of the Corporation pursuant to Section 602(c) of the Business Corporation Law on October 7, 2009.

         IN WITNESS WHEREOF, the undersigned hereby affirms that statements made herein are true and under penalties of perjury.




Dated: October 7, 2009                       ACE MARKETING & PROMOTIONS, INC.


                                             By: /s/ Michael Trepeta
                                                 -------------------------------
                                                 Michael Trepeta, President

                                             By: /s/ Dean Julia
                                                 -------------------------------
                                                 Dean Julia, Secretary

EXHIBIT C

                        ACE MARKETING & PROMOTIONS, INC.
         2009 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN


SECTION 1.  INTRODUCTION

         1.1 ESTABLISHMENT. Ace Marketing & Promotions, Inc., a New York corporation (the "Company"), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its affiliated corporations. This plan was adopted on August 28, 2009 (the "Adoption Date") by the Board of Directors, subject to stockholder ratification within one year and shall be known as the 2009 Employee Benefit and Consulting Services Compensation Plan (the "Plan"). The effective date of the Plan and duration of the Plan is set forth in section 17 herein.

         1.2 PURPOSE. The purpose of the Plan is to further the success of the Company and its Subsidiaries by making available Common Stock of the Company for purchase by eligible directors, officers, consultants and key employees of the Company and its Subsidiaries and thus to provide an additional incentive to such personnel to continue to serve the Company and its Subsidiaries and to give them a greater interest as stockholders in the success of the Company. It is intended that this Plan be considered an "Employee Benefit Plan" within the meaning of Regulation 405 of the Securities Act of 1933, as amended (the "1933 Act").

         The Company intends this Plan to enable the Company to issue, pursuant hereto, Incentive Stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The Company also intends this Plan to enable it to issue similar options which will not, however, be qualified as Incentive Stock Options (also known as "Non-Statutory Stock Options") and to issue stock in exchange for services rendered.

         The Plan shall become effective as provided in Section 17, provided, however, Incentive Stock Options may not be exercised and will be void and of no further force and effect if the Plan is not approved by stockholders within 12 months of the Adoption Date of the Plan.

SECTION 2.  DEFINITIONS

         The following definitions shall be applicable to the terms used in the
Plan:

         2.1 "AFFILIATED CORPORATION" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Code).

         2.2 "Board" means the Board of Directors of the Company.

         2.3 "COMMITTEE" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. The Committee shall consist of at least two members of the Board of Directors, preferably (but not required) all of whom are Non-Employee Directors. For the purposes of the Plan, a director or member of the Committee shall qualify as a "Non-Employee Director" only if such person qualifies as a Non-Employee Director within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

         2.4 "COMMON STOCK" means the Company's $.0001 par value voting common stock.

         2.5 "COMPANY" means Ace Marketing & Promotions, Inc., a New York corporation.

         2.6 "Disability" means permanent total disability as defined in the Code.

         2.7 "EFFECTIVE DATE" means the effective date of the Plan, as set forth in Section 17 hereof.

         2.8 "ELIGIBLE PARTICIPANT" or "PARTICIPANT" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder. Not withstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

         2.9 "Fair Market Value" with respect to Common Stock means fair market value of a share of Common Stock as determined as of the date of grant in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto. In this respect, the Fair Market Value of the Common Stock shall be determined as follows:

         (i) If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation, NYSE Alternext US LLC, the NASDAQ National Market or the NASDAQ SmallCap Market, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be the mean of the closing "bid" and "ask" prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations;

         (ii) If the Common Stock is not then listed or quoted on any established stock exchange or national market system, including without limitation, the NASDAQ National Market or the NASDAQ SmallCap Market or the OTC Electronic Bulletin Board, its fair market value shall be the average of the "bid" prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations; and

         (iii) If the Fair Market Value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the Fair Market Value thereof shall be determined in good faith by the Board.

         (iv) Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

         2.10 "Grant" means the action of the Board or Committee at the time of grant of an Option or direct issuance of a share of Common Stock.

         2.11 "Incentive Stock Option" means any incentive stock option as defined in Section 422(b) of the Code granted to an individual for any reason connected with his employment by the Company at the time of the granting of a given option under the Plan.

         2.12 "Modification" means any change in the terms of an option which would constitute a "modification" as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan (except as permitted in paragraphs 4(c) hereof) or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

         2.13 "Non-Statutory Stock Option" means any option granted under this Plan other than an Incentive Stock Option.

         2.14 "OPTION" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company. "Options" means any Incentive Stock Option or Non-Statutory Stock Option, unless otherwise indicated or required by context.

         2.15 "REGISTERED STOCK" means shares of Common Stock, $.0001 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradable by virtue of having been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement, or another appropriate registration statement, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction. Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

         2.16 "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, and the regulations thereto.

         2.17 "10% Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Company or of any parent or subsidiary of the Company after giving effect to the attribution of stock ownership provisions of Section 424(d) of the Code.

         2.18 "STOCK" or "RESTRICTED STOCK" means shares of Common Stock, $.0001 par value, of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 herein.

         References in these definitions to provisions of the Code shall, when appropriate to effectuate the purposed of this Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may be from time to time amended or to successor provisions to such provisions. Terms defined elsewhere in this Plan shall have the meanings set forth in such respective definitions. The term "Subsidiary" or "Subsidiaries" shall be deemed to include any parent corporation (if any) as defined in Section 424(e) of the Code. Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3.  ADMINISTRATION OF THE PLAN

         The Plan is a plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company. In the absence of contrary action by the Board, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding. This Plan may be administered by the Committee, the Board or both, in the sole discretion of the Board.

SECTION 4.  ELIGIBILITY AND AWARDS

         The Committee shall determine at any time and from time to time after the Effective Date of the Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each Option may be exercised, including the form of consideration to be paid, or the value per share if a direct issue of stock; and (iv) the terms on which each Option may be granted. Such determination, may from time to time be amended or altered at the sole discretion of the Committee. Options granted to officers and/or directors of the Company shall be granted by the Board, or by the Committee, if the Committee is composed of all members who are Non-Employee Directors.

SECTION 5.  GRANT OF OPTION

         Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be established by the Committee and the Grant of an Option hereunder shall be in the form attached hereto as APPENDIX A and made a part hereof and containing such changes thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

         Options may be granted after the Effective Date by the Committee and instruments evidencing such grant(s) may similarly be so issued, but in each case where Incentive Stock Options are granted, such Incentive Stock Options and such instruments shall be subject to the approval and ratification of the Plan by the stockholders of the Company within one year of the Effective Date of the Plan, and notwithstanding anything in the Plan that may be deemed to be to the contrary, no Incentive Stock Option may be exercised unless and until such approval and ratification is obtained. In the event such approval and ratification shall not be obtained, all Incentive Stock Options that may have been granted pursuant to the Plan shall be converted into Non-Statutory Stock Options, but shall be subject to the same termination provisions applicable to the originally granted Incentive Stock Options. The shares of Common Stock underlying an Incentive Stock Option may be sold in a disqualifying disposition under Section 421(b) of the Code. No Option shall be granted for a term of more than 10 years from the date of Grant. In the case of Incentive Stock Options granted to a 10% stockholder, the term of the Incentive Stock Option shall not exceed five years from the date of Grant.

         The Committee shall determine the exercise price of each Option granted under the Plan. Non-Statutory Stock Options may be granted at any price determined by the Board even if the exercise price of the Non-Statutory Stock Options is at a price below the Fair Market Value of the Company's Common Stock on the date of Grant. In the case of Incentive Stock Options, the following rules shall also apply:

         (A) The purchase price of an Incentive Stock Option may not be less than the Fair Market Value of the Common Stock at the time of Grant, except that in the case of a 10% Stockholder who receives an Incentive Stock Option, the purchase price may not be less than 110% of such Fair Market Value.

         (B) The aggregate fair market value (determined at the time the Option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the Company and its subsidiaries) shall not exceed $100,000.

SECTION 6.  TOTAL NUMBER OF SHARES OF COMMON STOCK

         The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is 4,000,000. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan. Stockholder approval of such increase or other Modification of the Plan within one year of Effective Date shall be required in the event Incentive Stock Options are granted or to be granted under the Plan. Common Stock issued under the Plan may be authorized and unissued or reacquired Common Stock of the Company. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

SECTION 7.  PURCHASE OF SHARES OF COMMON STOCK

         7.1 As soon as practicable after the determination by the Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice in the case of Option Grants shall be accompanied by the Grant of Option to be executed by such Eligible Participant. Upon vesting of Option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

         7.2 The exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee based upon the provisions contained in Section 5 herein, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another.

SECTION 8.  PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

         The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment or services by each Participant for his shares of Common Stock granted thereunder. Such terms shall be set forth or referred to in the Grant of Option or resolution authorizing the share issuance. The terms and/or prices so set by the Committee may vary from one Participant to another. Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options,
(ii) shares of Common Stock owned by the optionee having a Fair Market Value equal in amount to the exercise price of such Options, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, unless such condition is waived by the Committee at anytime between the date of grant and the date of exercise. The Fair Market Value of any shares of Common Stock which may be delivered to the Company for payment of the exercise price upon exercise of an Option shall be determined by the Committee in the manner set forth in the Grant of Option. Reference is made to Section 14 which provides that the Committee may, in its discretion, have the Company make loans to option holders to pay the exercise price and/or in the case of Non-Statutory Stock Options, adopt additional cashless exercise provisions in form satisfactory to it, which provisions would be established at the time of Grant of each Non-Statutory Stock Option and incorporated into the Grant of Option.

SECTION 9.  DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

         The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option. Such shares shall be fully paid and nonassessable upon the issuance thereof and shall be represented by a certificate or certificates registered in the name of the Participant and, if Restricted Stock, stamped with an appropriate legend referring to the restrictions thereon, as described in Section 11 herein.

SECTION 10. RIGHTS OF EMPLOYEES; NON-TRANSFERABILITY; EXERCISE OF OPTIONS; TERMINATION OF EMPLOYMENT; WITHHOLDING OBLIGATIONS

         10.1 EMPLOYMENT. Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

         10.2 NON-TRANSFERABILITY. No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution. Notwithstanding anything contained herein to the contrary, the Company shall permit the assignment or transfer of an Option to Optionee's children, grandchildren, spouse or trusts established solely for their benefits (the "Family Members"), but only if the assignment or transfer is without consideration and the Option remains subject to the provisions of the Plan.

         10.3 EXERCISE OF OPTIONS. An Option granted under the Plan, to the extent vested, shall be exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option. The purchase price of the shares shall be paid upon the exercise of the Option in accordance with the provisions of the Grant of Option, and the Company shall not be required to deliver certificates for such shares until such payment has been made. Except as provided in Section 10.4, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

         10.4 TERMINATION OF EMPLOYMENT. Except in the case of Optionee's death or disability as provided below, in the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan, notwithstanding the reason for termination (such as termination for cause, without cause or voluntary on the part of the optionee,), any Incentive Stock Option held by him or a Family Member under the Plan, to the extent not theretofore exercised by the Optionee or Family Member, shall on the 30th day after termination of employment be null and void. Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues in the employ of the Company or any subsidiaries. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiaries or affiliates or interfere in any way with the right of the Company or any subsidiaries or affiliates to terminate his employment or occupancy of any corporate office at any time.

         In the event of the death of an Optionee to whom an Incentive Stock Option has been granted under the Plan while he is in the employ of the Company or a subsidiary, such Incentive Stock Option may be exercised (to the extent of the number of shares covered by the Incentive Stock Option which were purchasable by the Optionee at the date of his death) by the lawful owner at any time within a period of six months after his death, but in no event after the day in which the Incentive Stock Option would otherwise terminate under the Grant of Option.

         In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee or his Family Member who is then the holder of the Option may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment. In the case of Non-Statutory Options, the Committee shall determine at the time of Grant, all applicable termination provisions of Options, if any, and shall incorporate them into the Grant of Option.

         10.5 FEDERAL INCOME TAX OR OTHER WITHHOLDING AMOUNTS. In respect to the direct issuance of Common Stock or the exercise of Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason, any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder or Family Member as the case may be, to the Company in cash or by certified check at the time required by applicable federal and/or other laws. The Company shall not be required to deliver certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole discretion) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

SECTION 11.  GENERAL RESTRICTIONS

         11.1 RESTRICTIVE LEGEND. All shares of Common Stock issued or issuable under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear a restrictive legend reading substantially as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

         The Company may, at its option, register the Registered Stock on a Form S-8 Registration Statement, or other appropriate form of registration statement, for exercise and subsequent sale in accordance with the 1933 Act.

         11.2 INVESTMENT REPRESENTATIONS. The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         11.3 COMPLIANCE WITH SECURITIES LAWS. Each Stock Option and Stock Grant shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option or Stock Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option or Stock Grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         11.4 LIMITATION OF RIGHTS IN THE UNDERLYING SHARES. A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

SECTION 12.  BURDEN AND BENEFIT

         The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives and Family Members who become lawful transferees of Options granted hereunder.

SECTION 13.  PLAN BINDING UPON LAWFUL TRANSFEREES

         In the event of an Optionee's death and Options are to be transferred to the Optionee's legal heirs and distributors, or in the event of transfers during the Optionee's lifetime to his Family Members, such parties shall take such Options subject to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such parties shall agree to be bound by all provisions of this Plan.

SECTION 14.  LOANS/ADDITIONAL CASHLESS EXERCISE PROVISIONS

         At the discretion of the Committee, the Company may loan to the Optionee some or all of the purchase price of the shares acquired upon exercise of an Option granted under the Plan. The Committee, in its sole discretion, may also grant Non-Statutory Stock Options with payment of the exercise price to be made(but not within the first six months from the date of Grant) through additional cashless exercise provisions to be established by the Committee and set forth in the Grant of Option.

SECTION 15.  CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

         Subject to compliance with the requirements for qualification of the Plan and of the Options issued or to be issued thereunder as "Incentive Stock Options" under applicable provisions of federal laws and regulations, the aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any recapitalization or reclassification, and any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any dividends in Common Stock, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

         In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, or consolidation, appropriate adjustment shall be made in accordance with Section 424(a) of the Code, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

         In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the Optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the Options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of Common Stock, in accordance with the determination of Fair Market Value of Common Stock as set forth herein.

         The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Grant of Option, upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as Incentive Stock Options that no longer qualify as Incentive Stock Options under
Section 422 of the Code as a result of such acceleration shall be redesignated as Non-Statutory Stock Options.

         A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty (50%) percent of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction(s), such person or group and affiliates beneficially own fifty (50%) percent or more of the Common Stock outstanding.

         If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of Option(s) in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant Option(s) upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new Option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

         No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


SECTION 16.  PLAN MODIFICATION AND AMENDMENT

         Modifications or other amendments to the Plan may be made by the stockholders of the Company. The Plan may also be amended by the Committee; provided, however, that if Incentive Stock Options are granted or to be granted under the Plan, no amendment which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such optionee under such Option; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any Incentive Stock Option previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

SECTION 17.  EFFECTIVE DATE OF THE PLAN

         17.1 EFFECTIVE DATE. The Plan is effective as of October 7, 2009.

         17.2 DURATION OF THE PLAN. The Plan shall terminate at midnight on October 6, 2019 which is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by action of the Committee of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination. Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

         Executed as a sealed instrument as of the 7th day of October, 2009.

                                  ACE MARKETING & PROMOTIONS, INC.


                                  By: /s/ Dean L. Julia
                                      ------------------------------------------
                                      Dean L. Julia, Chief Executive Officer

                                   APPENDIX A

                                     FORM OF
                         GRANT OF OPTION PURSUANT TO THE
                        ACE MARKETING & PROMOTIONS, INC.
         2009 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN


         Ace Marketing & Promotions, Inc., a New York corporation (the "Company"), hereby grants to _______________________________ ("Optionee") an
Incentive (Non-Statutory) Stock Option to purchase ___________ shares of common stock, $.0001 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price"). This Grant of Option is exercisable in whole or in part at the principal offices of the Company and upon payment in cash or shares of the Company's Common Stock as permitted under the Plan, or in the case of a Non-Statutory Stock Option, through the cashless exercise provisions established by the Committee at the time of Grant and set forth below or in Appendix I.

         This Option is granted pursuant to the 2009 Employee Benefit and Consulting Services Compensation Plan (the "Plan"), a copy of which is appended hereto. This Option, if it is an Incentive Stock Option, shall be terminated pursuant to the provisions contained in Section 10.4 of the Plan. This Option, if it is a Non-Statutory Stock Option Plan, shall be terminated pursuant to provisions, if any, set forth by the Committee or the Committee, as the case may be, in the minutes approving the Grant of Options described herein. Such termination provisions shall be annexed hereto as Appendix I and are incorporated herein.

         Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per Appendix I, and must be exercised by Optionee or Optionee's permitted transferees as described in the Plan no later than ___________________ (the "Expiration Date") by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company's Plan. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

         This Grant of Option shall be considered validly exercised once the Company has received written notice of such exercise and payment therefor has been received and in the case of checks or money orders, has cleared the banking system.

         If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

         This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

         The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of New York, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of ________________, New York.

         The Shares may not be sold, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, pledged, hypothecated or otherwise disposed of until (i) the Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form of registration statement as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

         This Grant of Option may not be assigned, transferred or hypothecated (except as permitted under the Plan) and any other purported assignment, transfer or hypothecation shall be VOID AB INITIO and shall be of no force or effect.

         For purposes of any applicable cashless exercise provisions of this Option, the "fair market value" per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Option. If the Common Stock is then traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the NASDAQ Stock Market (the "NASDAQ Market"), the market price as of a specified day shall be the last reported sale price of one share of Common Stock on such exchange or on the NASDAQ Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the NASDAQ Market. If the Common Stock is not so listed or admitted to unlisted trading privileges the market price as of a specified day shall be the mean of the last bid and asked prices for one share of Common Stock reported on such date (x) by the NASD or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the market price of one share of Common Stock as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company or the Committee.

         The Shares __________________ [INSERT APPROPRIATE LANGUAGE: "have" OR "have not"] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

         IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, 200__.


                                  ACE MARKETING & PROMOTIONS, INC.

                                                 NOT FOR EXECUTION
                                  By:
                                     ___________________________________________
                                           (Authorized Executive Officer)

OPTIONEE:

NOT FOR EXECUTION
__________________________

                           APPENDIX I

[DESCRIBE TERMINATION PROVISIONS OF NON-STATUTORY STOCK OPTIONS]


GRANT OF OPTION PURSUANT TO ACE MARKETING &
PROMOTIONS,  INC. 2009 EMPLOYEE  BENEFIT AND CONSULTING
SERVICES COMPENSATION PLAN

OPTIONEE:                 ____________________________

OPTIONS GRANTED:          ____________________________

PURCHASE PRICE:           $_________________ PER SHARE

DATE OF GRANT:            ____________________________

EXERCISE PERIOD:           ____________ TO ___________

VESTING SCHEDULE:         OPTION ON
                          # OF SHARES      DATE VESTED (ASSUMING CONTINUED
                          -----------      -----------  EMPLOYEE OR CONSULTANT
                                                        STATUS, ETC.)

                          _________        __________

                          _________        __________

                          _________        __________

                          _________        __________

VESTED OPTIONS EXERCISED TO DATE:          __________ (INCLUDING THIS EXERCISE)

BALANCE OF VESTED OPTIONS TO BE EXERCISED: __________

                 CASHLESS EXERCISE PROVISIONS APPLICABLE ONLY TO
                    NON-STATUTORY STOCK OPTIONS AT DISCRETION
                          OF COMMITTEE AT TIME OF GRANT

"CASHLESS RIGHT TO CONVERT NON-STATUTORY STOCK OPTION INTO STOCK NET ISSUANCE.
------------------------------------------------------------------------------
IN ADDITION TO AND WITHOUT LIMITING THE RIGHTS OF THE HOLDER UNDER THE TERMS OF THIS NON-STATUTORY STOCK OPTION, THE HOLDER MAY ELECT TO EXERCISE THIS OPTION (BUT NOT WITHIN THE FIRST SIX MONTHS FROM THE DATE OF GRANT) WITH RESPECT TO THEN VESTED SHARES (THE "CONVERSION RIGHT"), THE AGGREGATE VALUE OF WHICH VESTED SHARES SHALL BE EQUAL TO THE "IN-THE-MONEY" VALUE OF THIS OPTION OR THE PORTION THEREOF BEING CONVERTED AS SET FORTH BELOW. THE CONVERSION RIGHT MAY BE EXERCISED BY THE HOLDER BY SURRENDER OF THIS OPTION AT THE PRINCIPAL OFFICE OF THE COMPANY TOGETHER WITH NOTICE OF THE HOLDER'S INTENTION TO EXERCISE THE CASHLESS CONVERSION RIGHT, IN WHICH EVENT THE COMPANY SHALL ISSUE TO THE HOLDER A NUMBER OF VESTED SHARES COMPUTED USING THE FOLLOWING FORMULA.


                           X= Y(A-B)
                             -------
                                A

         WHERE:   X   THE NUMBER OF VESTED SHARES TO BE ISSUED TO THE HOLDER.

                      Y THE NUMBER OF VESTED SHARES REPRESENTING THE PORTION OF THIS OPTION THAT IS BEING CONVERTED AND CANCELLED IN PAYMENT OF SHARES ISSUED TO THE HOLDER.

                      A THE FAIR MARKET VALUE OF ONE SHARE OF COMMON STOCK OF THE COMPANY.

                      B THE EXERCISE PRICE (AS ADJUSTED TO THE DATE OF SUCH CALCULATIONS).

         FOR EXAMPLE, IF AN OPTION HOLDER HAS 3,000 OPTIONS EXERCISABLE AT $3.00 PER SHARE, 2,000 OPTIONS ARE VESTED, THE MARKET VALUE IS $6.00 PER SHARE AND THE HOLDER DESIRES TO CONVERT THE OPTION TO THE EXTENT VESTED THROUGH THE CASHLESS EXERCISE PROVISIONS, THE HOLDER WOULD RECEIVE 1,000 VESTED SHARES UPON CONVERSION AND CANCELLATION OF THE 2,000 OPTIONS.

         (X=Y(A-B) = 2,000($6.00 - $3.00) = 1,000)"
            -----         ---------------
               A               6.00

================================================================================

                               NOTICE OF EXERCISE
                 (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:      ACE MARKETING & PROMOTIONS, INC. ("Optionor")

         The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of Ace Marketing & Promotions, Inc., and herewith makes payment of _____________________________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of ____________________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Ace Marketing & Promotions, Inc. 2009 Employee Benefit and Consulting Services Compensation Plan to be delivered to Optionor when and as appropriate.


                                        OPTIONEE:


Dated: _________________________        ________________________________________